SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[_]  Definitive Additional Materials

HEALTH MANAGEMENT ASSOCIATES, INC.
------------------------------------------------------------------------------------------------------------------------------------------------------

(Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------------------------------------------------------------------------------------

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:
____________________________________________________________________________________
2)  Aggregate number of securities to which transaction applies:
3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)  Proposed maximum aggregate value of transaction:
____________________________________________________________________________________
5)  Total fee paid:
[_] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
____________________________________________________________________________________
      1) Amount previously paid:
____________________________________________________________________________________
      2) Form, Schedule or Registration Statement No.:
____________________________________________________________________________________
      3) Filing Party:
____________________________________________________________________________________
      4) Date Filed:

HEALTH MANAGEMENT ASSOCIATES, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

MAY 15, 2007

     The annual meeting of stockholders of Health Management Associates, Inc. will be held at the Ritz-Carlton Golf Resort Naples, 2600 Tiburón Drive, Naples, Florida 34109 on Tuesday, May 15, 2007 at 1:30 p.m., local time, for the following purposes, which are more fully described in the accompanying proxy statement:

  to elect nine directors;

  to ratify the selection of Ernst & Young LLP as the company’s independent registered public accounting firm for the year ending December 31, 2007; and

  to transact such other business as may properly come before the annual meeting or at any adjournments thereof.

     The board of directors has fixed the close of business on March 23, 2007 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and at any adjournments thereof.

BY ORDER OF THE BOARD OF DIRECTORS

Timothy R. Parry
Corporate Secretary

April 13, 2007

HEALTH MANAGEMENT ASSOCIATES, INC.
____________________

PROXY STATEMENT
____________________

     The enclosed proxy is solicited on behalf of the board of directors of Health Management Associates, Inc. for use at the annual meeting of stockholders to be held on Tuesday, May 15, 2007, at 1:30 p.m., local time, or at any adjournment or postponement thereof, for the purposes set forth in this proxy statement and in the accompanying notice of annual meeting of stockholders.

Location of Annual Meeting

     The annual meeting will be held at the Ritz-Carlton Golf Resort Naples, 2600 Tiburón Drive, Naples, Florida 34109.

Principal Executive Offices

     Our principal executive offices are located at 5811 Pelican Bay Boulevard, Suite 500, Naples, Florida 34108-2710. Our telephone number is 239-598-3131.

Mailing Date

     These proxy solicitation materials are first being mailed by us on or about April 13, 2007 to all stockholders entitled to vote at the annual meeting.

Record Date and Outstanding Shares

     Stockholders of record at the close of business on March 23, 2007, the record date for the annual meeting, are entitled to notice of and to vote at the annual meeting. We have one class of shares outstanding, designated class A common stock, $0.01 par value per share, referred to in this proxy statement as common stock. As of the record date, 242,231,241 shares of common stock were issued and outstanding.

Solicitation of Proxies

     We are making this solicitation of proxies, and we will bear all related costs. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited on our behalf, in person or by telephone or other telecommunication, by our directors, officers and employees, none of whom will receive additional compensation for doing so.

Voting

     Each stockholder is entitled to one vote for each share of common stock held as of the record date.

     When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the annual meeting in accordance with the instructions on such proxies. If no specific instructions are given, the shares will be voted:

  FOR the election of the nine director nominees described herein; and

  FOR the ratification of the selection of Ernst & Young LLP as the company’s independent registered public accounting firm for the year ending December 31, 2007.

     The shares may also be voted by the named proxies for such other business as may properly come before the annual meeting or at any adjournment or postponement thereof.

     As an alternative to signing and returning your proxy card, you may vote by the Internet or by telephone by following the instructions on your proxy card.

Quorum

     A quorum is required for stockholders to conduct business at the annual meeting. The presence, in person or by proxy, of the holders of a majority of the shares issued and outstanding and entitled to vote at the annual meeting will constitute a quorum.

Effect of Abstentions

     Abstentions are counted for the purpose of determining the presence or absence of a quorum and will have the same effect as a vote against the proposal to ratify the selection of Ernst & Young LLP as the company’s independent registered public accounting firm for the year ending December 31, 2007.

Effect of “Broker Non-Votes”

     Under the rules governing brokers who have record ownership of shares that they hold in “street name” for their clients (who are the beneficial owners of such shares), brokers have the discretion to vote such shares on routine matters, such as director elections and the ratification of the selection of independent registered public accounting firms, but not on non-routine matters. Broker non-votes generally occur when shares held by a broker nominee for a beneficial owner are not voted with respect to a non-routine matter because the broker nominee has not received voting instructions from the beneficial owner and lacks discretionary authority to vote the shares. Broker non-votes are counted for the purpose of determining the presence or absence of a quorum, but are not counted for the purpose of determining the number of shares entitled to vote on non-routine matters.

     Because the proposals to be acted upon at the annual meeting are routine matters, broker non-votes will not affect their outcome.

Revocability of Proxies

     You may revoke any proxy given pursuant to this solicitation, at any time before it is voted, by either:

  delivering a written notice of revocation or a duly executed proxy bearing a later date; or

  attending the annual meeting and voting in person.

     Please note, however, that if your shares of common stock are held of record by a broker, bank or other nominee and you wish to vote at the annual meeting, you must bring to the annual meeting a letter from such broker, bank or other nominee confirming both (1) your beneficial ownership of such shares; and (2) that such broker, bank or other nominee is not voting such shares at the annual meeting.

Vote Required

     The following table shows the vote required to approve each of the proposals described in this proxy statement, assuming the presence of a quorum, in person or by proxy, at the annual meeting.

Proposal Number	Proposal Description	Vote Required

One	Election of nine directors	Plurality of the
votes duly cast (1)

Two	Ratification of the selection of Ernst & Young LLP as the	Majority of the
	company’s independent registered public accounting firm	votes duly cast (2)
for the year ending December 31, 2007

(1)	Under our corporate governance guidelines, any director nominee who is elected at an annual meeting but who receives a greater number of votes “withheld” from his or her election than votes “for” his or her election is required to tender a resignation for consideration by the corporate governance and nominating committee. The corporate governance and nominating committee will recommend to the board of directors the action to be taken with respect to any such tendered resignation.

(2)	The selection of Ernst & Young LLP is being presented to our stockholders for ratification. The audit committee will consider the outcome of this vote in its future discussions regarding the selection of the company’s independent registered public accounting firm.

Annual Report to Stockholders and Annual Report on Form 10-K

     We have enclosed with this proxy statement our 2006 annual report to stockholders and our annual report on Form 10-K for the year ended December 31, 2006, as filed with the Securities and Exchange Commission. These reports include our audited consolidated financial statements, along with other information about us, which we encourage you to read.

     You can also obtain, free of charge, a copy of our annual report on Form 10-K by:

  accessing our Internet website at www.hma-corp.com under the heading “Investor Relations;”

  writing to us at 5811 Pelican Bay Boulevard, Suite 500, Naples, Florida 34108-2710, Attention: Investor Relations; or

  telephoning us at 239-598-3131.

     You can also obtain a copy of our annual report on Form 10-K and all other periodic reports and information that we file with, or furnish to, the Securities and Exchange Commission from the Securities and Exchange Commission’s EDGAR database at www.sec.gov.

     The information contained on our website is not a part of this proxy statement.

     SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

     The following table shows certain information, as of March 23, 2007, regarding shares of common stock held by (1) each stockholder known by us to be the beneficial holder of more than 5% of our common stock; (2) each of our directors; (3) each of our “named executive officers” (as defined on page 18); and (4) all of our directors and executive officers as a group.

	Common Stock
	Beneficially Owned
	Number of	Percent
Name and Address of Beneficial Owner (1)	Shares (1)(2)	of Class
William J. Schoen (3)	10,455,484	4.2%
5811 Pelican Bay Boulevard, Suite 500
Naples, FL 34108-2710
Joseph V. Vumbacco (4)	1,500,212	–
5811 Pelican Bay Boulevard, Suite 500
Naples, FL 34108-2710
Kent P. Dauten (5)	424,263	–
520 Lake Cook Road, Suite 650
Deerfield, IL 60015
Donald E. Kiernan (6)	32,000	–
3075 Rum Row
Naples, FL 34102
Robert A. Knox (7)	245,717	–
717 Fifth Avenue, Suite 1100
New York, NY 10022
William E. Mayberry, M.D. (8)	34,237	–
826 Rue de Ville
Naples, FL 34108
Vicki A. O’Meara	7,000	–
11690 N.W. 105th Street
Miami, FL 33178
William C. Steere, Jr. (9)	19,500	–
235 E. 42nd Street
New York, NY 10017
Randolph W. Westerfield, Ph.D. (7)	25,750	–
University of Southern California
Marshall School of Business
Hoffman Hall, Suite 700
Los Angeles, CA 90089
Robert E. Farnham (10)	607,082	–
5811 Pelican Bay Boulevard, Suite 500
Naples, FL 34108-2710

	Common Stock
	Beneficially Owned
	Number of	Percent
Name and Address of Beneficial Owner (1)	Shares (1)(2)	of Class
Peter M. Lawson (11)	356,954	–
5811 Pelican Bay Boulevard, Suite 500
Naples, FL 34108-2710
Jon P. Vollmer (12)	482,144	–
5811 Pelican Bay Boulevard, Suite 500
Naples, FL 34108-2710
Burke W. Whitman (13)	207,348	–
5811 Pelican Bay Boulevard, Suite 500
Naples, FL 34108-2710
FMR Corp. (14)	26,665,509	11.0%
82 Devonshire Street
Boston, MA 02109
Dodge & Cox (15)	26,364,100	10.9%
555 California Street, 40th Floor
San Francisco, CA 94104
Private Capital Management, L.P. (16)	18,797,630	7.8%
8889 Pelican Bay Blvd, Suite 500
Naples, FL 34108
Wellington Management Company, LLP (17)	14,710,200	6.1%
75 State Street
Boston, MA 02109
T. Rowe Price Associates, Inc. (18)	13,109,043	5.4%
100 E. Pratt Street
Baltimore, MD 21202
All Directors and Executive Officers as a Group
(14 persons) (19)	14,950,248	6.0%
____________________

(1)	As reported by such persons as of March 23, 2007, with percentages based on 242,231,241 shares issued and outstanding, except where the person has the right to receive shares within the next 60 days (as indicated in the other footnotes to this table), which increases the number of shares beneficially owned by such person and the number of shares outstanding. Under the rules of the Securities and Exchange Commission, “beneficial ownership” is deemed to include shares for which an individual, directly or indirectly, has or shares voting or dispositive power, whether or not they are held for the individual’s benefit, and includes shares that may be acquired within 60 days, including, but not limited to, the right to acquire shares by the exercise of options. Shares that may be acquired within 60 days are referred to in the footnotes to this table as “presently exercisable options,” and have been adjusted in connection with the recapitalization of our balance sheet. For more information on the recapitalization of our balance sheet and the adjustment to outstanding stock options, see “Stock Options” on page 26. Unless otherwise indicated in the footnotes to this table, each stockholder named in the table has sole voting and investment power with respect to all of the shares shown as owned by such stockholder. We have omitted percentages of less than 1% from the table.

(2)	The amount shown for each director and executive officer includes shares of restricted stock, except for Mr. Schoen, who has not been awarded any shares of restricted stock.

(3)	The amount shown includes: (a) 4,026,340 shares issuable upon exercise of presently exercisable options; (b) an aggregate of 6,055,837 shares held by various trusts of which Mr. Schoen is settlor, trustee and/or beneficiary; (c) 7,519 shares held in Mr. Schoen’s account under the company’s Retirement Savings Plan, as to which shares he has investment power only; and (d) 365,788 shares held by the Schoen Foundation, of which Mr. Schoen is Chairman.

(4)	The amount shown includes: (a) 629,116 shares issuable upon exercise of presently exercisable options; (b) 23,064 shares held in Mr. Vumbacco’s account under the company’s Retirement Savings Plan, as to which shares he has investment power only; (c) 236,634 shares held by Mr. Vumbacco individually; and (d) 611,398 shares held jointly by Mr. Vumbacco and his wife, except for a small portion of shares within a self-directed IRA in which Mr. Vumbacco has the sole power of disposition.

(5)	The amount shown includes: (a) 6,250 shares issuable upon exercise of presently exercisable options; and (b) 411,013 shares held jointly by Mr. Dauten and his wife in a brokerage account, which has margin capability.

(6)	The amount shown includes 11,250 shares issuable upon exercise of presently exercisable options.

(7)	The amount shown includes 6,250 shares issuable upon exercise of presently exercisable options.

(8)	The amount shown includes: (a) 17,250 shares issuable upon exercise of presently exercisable options; and (b) 5,062 shares held by Dr. Mayberry as trustee of the W.E. Mayberry Trust.

(9)	The amount shown includes 10,000 shares issuable upon exercise of presently exercisable options.

(10)	The amount shown includes: (a) 503,294 shares issuable upon exercise of presently exercisable options; (b) 76,502 shares held by Mr. Farnham individually; (c) 8,739 shares held jointly by Mr. Farnham and his wife; and (d) 18,547 shares held in Mr. Farnham’s account under the company’s Retirement Savings Plan, as to which shares he has investment power only.

(11)	The amount shown includes: (a) 276,811 shares issuable upon exercise of presently exercisable options; (b) 60,515 shares held by Mr. Lawson individually; (c) 14,330 shares held jointly by Mr. Lawson and his wife; and (d) 5,298 shares held in Mr. Lawson’s account under the company’s Retirement Savings Plan, as to which shares he has investment power only.

(12)	The amount shown includes: (a) 392,568 shares issuable upon exercise of presently exercisable options; (b) 56,013 shares held by Mr. Vollmer individually, of which 18,513 shares are pledged as security for a line of credit; (c) 2,980 shares held jointly by Jon and Gayle Vollmer; and (d) 30,583 shares held in Mr. Vollmer’s account under the company’s Retirement Savings Plan, as to which shares he has investment power only.

(13)	The amount shown includes: (a) 150,988 shares issuable upon exercise of a presently exercisable option; (b) 56,250 shares held by Mr. Whitman individually; and (c) 110 shares held in Mr. Whitman’s account under the company’s Retirement Savings Plan, as to which shares he has investment power only.

(14)	This information as to the beneficial ownership of shares of our common stock is based on the Schedule 13G (Amendment No. 8) dated February 14, 2007 filed with the Securities and Exchange Commission by FMR Corp. The amount shown includes: 24,718,900 shares beneficially owned by Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp., as a result of its acting as investment adviser to various investment companies (the “Funds”) registered under Section 8 of the Investment Company Act of 1940. One investment company, Fidelity Low Priced Stock Fund, owns all of such shares. Edward C. Johnson 3d, Chairman of FMR Corp., and FMR Corp., through its control of Fidelity Management & Research Company, and the Funds, each has sole dispositive power with respect to all 24,718,900 shares owned by the Funds. Sole power to vote or direct the voting of these shares resides with the Funds’ Boards of Trustees. Pyramis Global Advisors, LLC, an indirect wholly-owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, beneficially owns 1,750,000 shares as a result of its serving as an investment adviser to institutional accounts, non-U.S. mutual funds, or investment companies registered under Section 8 of the Investment Company Act of 1940 owning such shares. Mr. Johnson and FMR Corp., through its control of Pyramis Global Advisors, LLC, each has sole dispositive power and sole power to vote or direct the voting of all 1,750,000 shares owned by the institutional accounts or funds advised by Pyramis Global Advisors, LLC. The amount shown also includes 196,609 shares held by Pyramis Global Advisors Trust Company, an indirect wholly-owned subsidiary of FMR Corp. and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934. Mr. Johnson and FMR Corp., through its control of Pyramis Global Advisors Trust Company, each has sole dispositive power and sole power to vote or direct the voting of all 196,609 shares owned by the institutional accounts managed by Pyramis Global Advisors Trust Company.

(15)	This information as to the beneficial ownership of shares of our common stock is based on Amendment No. 1 to Schedule 13G dated February 8, 2007 filed with the Securities and Exchange Commission by Dodge & Cox. These shares are owned by clients of Dodge & Cox, which clients may include investment companies registered under the Investment Company Act and/or employee benefit plans, pension funds, endowment funds or other institutional clients. Dodge & Cox has sole voting power with respect to 24,863,800 of such shares, shared voting power with respect to 250,500 of such shares, and sole dispositive power with respect to all 26,364,100 shares.

Our wholly-owned captive insurance subsidiary maintained an investment with a fair market value of approximately $8.0 million in a publicly traded Dodge & Cox mutual fund as of February 28, 2007. Such investment was made on an arms-length basis.

(16)	This information as to the beneficial ownership of shares of our common stock is based on Amendment No. 3 to Schedule 13G dated February 14, 2007 filed with the Securities and Exchange Commission by Private Capital Management, L.P. Private Capital Management, L.P. has sole voting and sole dispositive power with respect to 482,200 of such shares and shared voting and shared dispositive power with respect to 18,315,430 of such shares. Private Capital Management, L.P. exercises shared voting power with respect to shares held by those clients that have delegated proxy voting authority to it. Such delegation may be granted or revoked at any time at the client’s discretion. Private Capital Management, L.P. disclaims beneficial ownership of shares over which it has dispositive power and disclaims the existence of a group.

(17)	This information as to the beneficial ownership of shares of our common stock is based on the Schedule 13G dated February 14, 2007 filed with the Securities and Exchange Commission by Wellington Management Company, LLP. These shares are owned of record by clients of Wellington Management Company, LLP. Wellington Management Company, LLP, in its capacity as an investment adviser, has shared voting power with respect to 3,518,600 of such shares and shared dispositive power with respect to all 14,710,200 shares.

(18)	This information as to the beneficial ownership of shares of our common stock is based on the Schedule 13G dated February 14, 2007 filed with the Securities and Exchange Commission by T. Rowe Price Associates, Inc. T. Rowe Price Associates, Inc., in its capacity as an investment adviser to individual and institutional clients, has sole voting power with respect to 1,845,717 of such shares and sole dispositive power with respect to all 13,109,043 shares. Any and all discretionary authority which has been delegated to T. Rowe Price Associates, Inc. may be revoked in whole or in part at any time.

Our wholly-owned captive insurance subsidiary maintained an investment with a fair market value of approximately $8.5 million in a publicly traded T. Rowe Price Associates, Inc. mutual fund as of February 28, 2007. Such investment was made on an arms-length basis.

(19)	See footnotes (3) through (13) to this table.

PROPOSAL ONE:

ELECTION OF DIRECTORS

     The number of directors constituting our board of directors is currently set at nine. At this year’s annual meeting, stockholders will elect nine directors to hold office until the next annual meeting of stockholders or until each of their successors is duly elected and qualified.

     Based on the recommendations of our corporate governance and nominating committee, we have nominated William J. Schoen, Joseph V. Vumbacco, Kent P. Dauten, Donald E. Kiernan, Robert A. Knox, William E. Mayberry, M.D., Vicki A. O’Meara, William C. Steere, Jr. and Randolph W. Westerfield, Ph.D. for election as directors. All nine director nominees are currently directors, and we recommend their re-election.

     Unless authority to vote for one or more of the nominees is specifically withheld according to the instructions on the enclosed proxy card, proxies will be voted FOR the election of each of the nine director nominees.

     Under our corporate governance guidelines, any director nominee who is elected at an annual meeting but who receives a greater number of votes “withheld” from his or her election than votes “for” his or her election is required to tender a resignation for consideration by the corporate governance and nominating committee. The corporate governance and nominating committee will recommend to the board of directors the action to be taken with respect to any such tendered resignation.

     We do not contemplate that any of the director nominees will be unable to serve as a director, but if that event should occur prior to the voting of the proxies, the persons named in the enclosed proxy reserve the right to vote for such substitute nominee or nominees as they, in their discretion, shall determine, provided that proxies cannot be voted for a greater number of persons than the number of director nominees named in this proxy statement.

Year First
Name and Background	Elected Director
William J. Schoen, age 71, has served as our Chairman of the Board since April 1986. He was first elected a director in February 1983, became President and Chief Operating Officer in December 1983, Co-Chief Executive Officer in December 1985 and Chief Executive Officer in April 1986. He served as President until April 1997 and Chief Executive Officer until January 2001. From 1982 to 1987, Mr. Schoen was Chairman of Commerce National Bank, Naples, Florida, and from 1973 to 1981 he was President, Chief Operating Officer and Chief Executive Officer of The F&M Schaefer Corporation, a consumer products company. From 1971 to 1973, Mr. Schoen was President of the Pierce Glass subsidiary of Indian Head, Inc., a diversified company. Mr. Schoen also serves on the Board of Trustees of the University of Southern California and numerous non-profit organizations.	1983

Year First
Name and Background	Elected Director

Joseph V. Vumbacco, age 61, is our Chief Executive Officer and Vice Chairman. Mr. Vumbacco was named Vice Chairman as of January 1, 2006 and has been our Chief Executive Officer since January 2001. Prior to that and from April 1997 to January 1, 2006, he was also our President. He has also served as our Chief Administrative Officer and Chief Operating Officer. He joined us as an Executive Vice President in January 1996 after 14 years with The Turner Corporation, a construction and real estate company, most recently as an Executive Vice President. Prior to joining Turner, he served as the Senior Vice President and General Counsel for The F&M Schaefer Corporation, and previously was an attorney with the Manhattan law firm of Mudge, Rose, Guthrie & Alexander. In July 2006, Mr. Vumbacco was elected to the Board of Directors of the Florida Gulf Coast University Foundation.

2001

Kent P. Dauten, age 51, served on our board of directors from March 1981 through May 1983, and from June 1985 through September 1988. He was again elected a director in November 1988 and has served on our board continuously since that time. Since February 1994, Mr. Dauten has been President, and since June 2005, he has been Managing Director, of Keystone Capital, Inc., a private investment advisory firm that he founded. Mr. Dauten was formerly a Senior Vice President of Madison Dearborn Partners, Inc., a private equity investment firm, and of First Chicago Investment Corporation and First Capital Corporation of Chicago, the venture capital subsidiaries of First Chicago Corporation, where he had been employed in various investment management positions since 1979. Mr. Dauten also serves on the board of directors of Iron Mountain Incorporated.

1981

Donald E. Kiernan, age 66, is the retired Senior Executive Vice President and Chief Financial Officer of SBC Communications Inc., a telecommunications company, a position he held from October 1993 to August 2001. Prior to that and since 1990, he served as Senior Vice President of Finance and Treasurer for SBC Communications Inc. Mr. Kiernan is a Certified Public Accountant and former partner of Arthur Young & Company. Mr. Kiernan also serves on the board of directors of LaBranche & Co Inc., MoneyGram International, Inc., Seagate Technology and BioNumerick Pharmaceuticals Inc.	2001

Robert A. Knox, age 55, has been Senior Managing Director of Cornerstone Equity Investors, LLC, an investment advisory firm, since December 1996. From 1994 until December 1996, he was Chairman and Chief Executive Officer, and from 1984 to 1994 he was President, of Prudential Equity Investors, Inc., an investment capital firm. Prior to that, Mr. Knox was an investment executive of The Prudential Insurance Company of America. He also serves on the boards of several private companies, and is Vice Chairman of the Board of Trustees of Boston University.	1985

William E. Mayberry, M.D., age 77, is the retired President Emeritus and Chief Executive Officer of the Mayo Foundation and the retired Chairman of the Board of Governors of the Mayo Clinic, where he had been employed in various capacities from 1956 until his retirement in 1992.	1994

Year First
Name and Background	Elected Director

Vicki A. O’Meara, age 49, has been the President - U.S. Supply Chain Solutions, for Ryder System, Inc., a leading transportation and supply chain solutions company headquartered in Miami, Florida, since October 2005. Ms. O’Meara joined Ryder as Executive Vice President and General Counsel in June 1997 from the Chicago office of the law firm of Jones Day Reavis & Pogue, where she was a partner and chair of the firm’s Global Environmental, Health and Safety Group. Ms. O’Meara has also served in a variety of federal government positions in Washington, D.C., including: Acting Assistant Attorney General under President George H.W. Bush, where she headed the Environmental and Natural Resources Division of the U.S. Department of Justice; Deputy General Counsel of the U.S. Environmental Protection Agency; and Assistant to the General Counsel in the Office of the Secretary of the Army. Ms. O’Meara was a 1986-87 White House Fellow, and in that capacity, she served as Special Assistant to the White House Counsel and as Deputy Secretary of the Cabinet Domestic Policy Council.

2005

William C. Steere, Jr., age 70, has been the Chairman Emeritus of Pfizer Inc. since July 2001. He has been a director of Pfizer Inc. since 1987, was Chairman of the Board from 1992 to April 2001 and was Chief Executive Officer from February 1991 to December 2000. Mr. Steere also serves on the board of directors of MetLife, Inc., the New York University Medical Center, The New York Botanical Garden, the Naples Symphony, and the Board of Overseers of Memorial Sloan-Kettering Cancer Center.	2003

Randolph W. Westerfield, Ph.D., age 65, is Dean Emeritus and the Charles B. Thornton Professor of Finance at the Marshall School of Business at the University of Southern California. From 1993 to 2004, Dr. Westerfield served as Dean of the Marshall School of Business. Previously, he was a member of the finance faculty at the Wharton School of Business at the University of Pennsylvania for 20 years. Dr. Westerfield also serves on the Board of Directors of Nicholas-Applegate Fund, Inc.	2000

PROPOSAL TWO:

SELECTION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

     Ernst & Young LLP served as our independent registered public accounting firm for the year ended December 31, 2006, referred to in this proxy statement as fiscal 2006. Effective March 1, 2006, the board of directors approved a change in our fiscal year end from September 30 to December 31. In connection with such fiscal year end change, we have included certain information in this proxy statement regarding the three-month period ended December 31, 2005, referred to in this proxy statement as the 2005 three-month period. Ernst & Young LLP also served as our independent registered public accounting firm for the 2005 three-month period.

     The audit committee has selected Ernst & Young LLP as the company’s independent registered public accounting firm for the year ending December 31, 2007. This selection will be presented to stockholders for ratification at the annual meeting. The audit committee will consider the outcome of this vote in its future discussions regarding the selection of the company’s independent registered public accounting firm.

     The board of directors recommends a vote in favor of the proposal to ratify the selection of Ernst & Young LLP as the company’s independent registered public accounting firm for the year ending December 31, 2007, and the persons named in the enclosed proxy (unless otherwise instructed therein) will vote such proxies FOR this proposal.

     We have been advised by Ernst & Young LLP that a representative will be present at the annual meeting and that such representative will be available to respond to appropriate questions. Such representative will also be given an opportunity to make a statement if he or she should so desire.

     In accordance with applicable laws, rules and regulations, our audit committee charter requires that the audit committee have the sole authority to review in advance and pre-approve all audit and non-audit fees and services provided to us by our independent registered public accounting firm. The audit committee has pre-approved all such fees paid to Ernst & Young LLP.

Audit Fees

     The following table shows the fees for professional services provided by Ernst & Young LLP during fiscal 2006, the 2005 three-month period, and the fiscal year ended September 30, 2005, referred to in this proxy statement as fiscal 2005.

		2005
		Three-Month
	Fiscal 2006	Period	Fiscal 2005
Audit Fees	$3,521,106	$792,700	$3,291,433
Audit-Related Fees	52,750	6,500	147,594
Tax Fees - Preparation and Compliance	–	–	324,830
Total Audit, Audit-Related and Tax Preparation and Tax Compliance Fees	3,573,856	799,200	3,763,857

Other Non-Audit Fees:
Tax Fees - Other	–	–	106,014
Total Fees	$3,573,856	$799,200	$3,869,871

     Audit Fees were primarily for professional services rendered for the audits of our fiscal 2006, 2005 three-month period, and fiscal 2005 consolidated financial statements, the audits of internal controls over financial reporting (pursuant to Section 404 of the Sarbanes-Oxley Act of 2002), reviews of our quarterly reports on Form 10-Q that we filed with the Securities and Exchange Commission during fiscal 2006, the 2005 three-month period, and fiscal 2005, and services for other statutorily required audits. The fiscal 2006 Audit Fees include $148,800 attributable to registration statements filed with Securities and Exchange Commission during such period.

     Audit-Related Fees were for assurance and related services that pertained to the performance of audits and reviews of our consolidated financial statements. These services primarily consisted of the audit of an employee benefit plan and various other permitted consultation and review procedures.

     Tax Fees - Preparation and Compliance were for professional services rendered in conjunction with the filing of our annual tax returns in fiscal 2005. Tax Fees - Other were fees for various tax planning and advisory services in fiscal 2005.

     For each of fiscal 2006, the 2005 three-month period, and fiscal 2005, Ernst & Young LLP provided no services other than as shown above.

     The audit committee has considered whether the provision of the services described above is compatible with maintaining the independence of Ernst & Young LLP and has determined that the provision of such services is compatible with such firm’s independence.

Policy on Pre-Approval of Retention of Independent Registered Public Accounting Firm

     The engagement of Ernst & Young LLP for non-audit accounting and tax services is limited to those circumstances where the services are considered integral to the related audit services or where there is another compelling rationale for using Ernst & Young LLP’s services.

     All audit and permitted non-audit services for which Ernst & Young LLP was engaged were pre-approved by the audit committee.

REPORT OF THE AUDIT COMMITTEE TO STOCKHOLDERS1

     The audit committee is currently comprised of four members of the board of directors. In addition to being independent under the independence standards of the New York Stock Exchange, the board of directors has determined that all of the members of the audit committee are independent for purposes of applicable Securities and Exchange Commission rules. The duties and responsibilities of the audit committee are set forth in the audit committee charter, as adopted by the board of directors on December 8, 2004.

     The audit committee reviews the company’s consolidated financial statements and internal accounting procedures with the company’s independent registered public accounting firm, discusses the possible effects of professional services upon the independence of the company’s independent

____________________

1	The material in this report is not “soliciting material,” is not deemed to be filed with the Securities and Exchange Commission and is not incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filings.

registered public accounting firm, provides oversight review of the company’s corporate compliance program, assists the board of directors in overseeing the company’s accounting and financial reporting processes and financial statement audits, and has other duties and functions as described in its charter.

     The audit committee has:

  reviewed and discussed the company’s audited consolidated financial statements for fiscal 2006 and the 2005 three-month period with the company’s management and the company’s independent registered public accounting firm;

  discussed with the company’s independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

  received and discussed the written disclosures and the letter from the company’s independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with the company’s independent registered public accounting firm its independence.

     When evaluating Ernst & Young LLP’s independence, the audit committee considered a number of factors, including whether Ernst & Young LLP’s provision of services to the company beyond those rendered in connection with their audit and review of the company’s consolidated financial statements was compatible with maintaining auditor independence. The audit committee also reviewed the fees paid to Ernst & Young LLP for audit and permitted non-audit services.

     The audit committee discussed with the company’s internal auditors and independent registered public accounting firm the overall scope and plans for their respective audits. The audit committee meets with the internal auditors and independent registered public accounting firm with and without management present to discuss the results of their examinations, their evaluations of the company’s internal controls and the overall quality of the company’s financial reporting.

     Based on the audit committee’s review of such discussions and reports, and subject to the limitations on the committee’s role and responsibilities contained in the audit committee charter, the audit committee recommended to the board of directors that the company’s audited consolidated financial statements for fiscal 2006 and the 2005 three-month period be included in the company’s annual report on Form 10-K filed with the Securities and Exchange Commission. The audit committee selects the company’s independent registered public accounting firm annually and has submitted such selection for ratification by the stockholders at the company’s annual meeting.

Audit Committee: Kent P. Dauten, Chairman Donald E. Kiernan William E. Mayberry, M.D. Randolph W. Westerfield, Ph.D.

CORPORATE GOVERNANCE

Board Meetings

     The board of directors held eight meetings during fiscal 2006 and one meeting during the 2005 three-month period. Each director attended at least 75% of the total of such board meetings and meetings of board committees on which he or she served.

Board Committees

     The board of directors has standing audit, compensation, corporate governance and nominating, and executive committees.

     The current charter of each board committee, our corporate governance guidelines (which are designed to promote the efficient operation of our board of directors), and our code of business conduct and ethics are available on our website at www.hma-corp.com under the heading “Investor Relations” and the subheading “Corporate Governance.” We will provide, upon the request of any stockholder and without charge, in accordance with the stockholder communication procedures described on page 18, a printed copy of any or all of these corporate governance documents. The information contained on our website is not a part of this proxy statement.

     Our board of directors has affirmatively determined that Mr. Dauten, Mr. Kiernan, Mr. Knox, Dr. Mayberry, Ms. O’Meara, Mr. Steere and Dr. Westerfield are each independent under the independence standards of the New York Stock Exchange. In determining independence, our board of directors affirmatively determines each year whether any director has any material relationship with the company. When assessing the materiality of a director’s relationship with the company, the board of directors considers all relevant facts and circumstances, not merely from the director’s standpoint, but also from the standpoint of the persons or organizations with which the director has an affiliation. The board also considers the frequency or regularity of any services provided by directors, whether such services are being carried out at arm’s length in the ordinary course of business and whether the services are being provided on substantially the same terms to the company as those prevailing at the time from unrelated parties for comparable transactions. The board of directors concluded that no material relationship exists between the company and any of its independent directors, other than each such person’s position as one of our directors.

     Our independent directors, in accordance with the listing standards of the New York Stock Exchange, meet in executive session on a regular basis without management present. Mr. Knox is the presiding director at the executive sessions. Interested parties may communicate directly with our independent directors by sending correspondence to our corporate secretary in accordance with the stockholder communications procedures described on page 18. Any such correspondence should be specifically directed to the attention of the independent directors.

Audit Committee

     The current members of the audit committee are Mr. Dauten (chairman), Mr. Kiernan, Dr. Mayberry and Dr. Westerfield. In addition to being independent under the independence standards of the New York Stock Exchange, the board of directors has determined that all of the members of the audit committee are independent for purposes of applicable Securities and Exchange Commission rules. The board of directors has also determined that Mr. Kiernan qualifies as an “audit committee financial expert” in accordance with applicable Securities and Exchange Commission rules based upon his professional work experience as referenced in his biography on page 10. Mr. Kiernan serves on the audit committee of more than three public companies, and our board of directors has determined that such service does not impair Mr. Kiernan’s ability to effectively serve on our audit committee.

     The audit committee reviews with Ernst & Young LLP, our independent registered public accounting firm, the company’s consolidated financial statements and internal control over financial reporting, Ernst & Young LLP’s auditing procedures and fees, and the possible effects of professional services provided to us by Ernst & Young LLP upon Ernst & Young LLP’s independence. In addition, the audit committee provides oversight review of our corporate compliance program.

     The audit committee works closely with our senior executives, our internal auditors and our independent registered public accounting firm to assist the board of directors in overseeing the company’s accounting and financial reporting processes and financial statement audits. In furtherance of these responsibilities, the audit committee is charged with assisting the board of directors in its oversight of: (1) the integrity of our consolidated financial statements; (2) our compliance with legal and regulatory requirements; (3) the qualifications and independence of our independent registered public accounting firm; and (4) the performance of both our internal auditors and our independent registered public accounting firm.

     The audit committee is also responsible for preparing the committee’s report that Securities and Exchange Commission rules require be included in our annual proxy statement, and performing such other tasks that are consistent with its charter.

     The audit committee held eight meetings during fiscal 2006 and two meetings during the 2005 three-month period. The audit committee’s report relating to fiscal 2006 begins on page 13.

Compensation Committee

     The current members of the compensation committee are Mr. Dauten, Mr. Knox (chairman) and Mr. Steere. The board of directors has determined that all of the members of the compensation committee are independent under the independence standards of the New York Stock Exchange.

     The compensation committee is responsible for designing and implementing compensation programs for our executives and directors that further the intent and purpose of the company’s fundamental compensation philosophy. In addition, the compensation committee is responsible for reviewing and discussing with management the Compensation Discussion and Analysis that Securities and Exchange Commission rules require be included in our annual proxy statement, preparing the committee’s report that Securities and Exchange Commission rules require be included in our annual proxy statement, and performing such other tasks that are consistent with its charter.

     The compensation committee held four meetings during fiscal 2006 and two meetings during the 2005 three-month period. The compensation committee’s report relating to fiscal 2006 appears on page 27.

     For more information on executive and director compensation, and the role of the compensation committee, see “Compensation Discussion and Analysis” beginning on page 18.

Corporate Governance and Nominating Committee

     The current members of the corporate governance and nominating committee are Mr. Dauten, Mr. Kiernan (chairman), Mr. Knox and Ms. O’Meara. The board of directors has determined that all of the members of the corporate governance and nominating committee are independent under the independence standards of the New York Stock Exchange.

     The corporate governance and nominating committee seeks to enhance the quality and diversity of nominees to the board of directors and is charged with identifying persons qualified, consistent with criteria approved by the board of directors, to become directors and recommending that the board of directors nominate such qualified persons for election as directors. The committee is also responsible for shaping the company’s corporate governance, overseeing the evaluation of the board of directors and management, and performing such tasks that are consistent with its charter.

     The corporate governance and nominating committee recommended the nine director nominees described in this proxy statement for election at the annual meeting of stockholders.

     The corporate governance and nominating committee also considers and establishes procedures regarding stockholder recommendations for nominations to the board of directors. Such recommendations for nominations should be sent to: Health Management Associates, Inc., 5811 Pelican Bay Boulevard, Suite 500, Naples, Florida 34108-2710, Attention: Corporate Secretary. The corporate secretary will forward such recommendations to the corporate governance and nominating committee.

     It is the policy of the corporate governance and nominating committee, consistent with our corporate governance guidelines, that all persons nominated to be a director possess the following qualifications and attributes: the highest level of personal and professional ethics, integrity and values; practical wisdom and mature judgment; broad training and experience at the policy-making level in business or finance; useful expertise that is complementary to the background and experience of the other directors; a willingness to devote the required time to carry out the duties and responsibilities of being a director; a commitment to serve on the board of directors for several years in order to develop an in-depth knowledge about our business and operations; an ability to objectively appraise the performance of management; and involvement only in activities or interests that do not conflict with his or her responsibilities to us and our stockholders.

     The corporate governance and nominating committee evaluates director candidates that it believes meet the criteria described above through reference and background checks, interviews and an analysis of each candidate’s specific qualifications and attributes in light of the composition of the board of directors and our leadership needs at the time. From time to time, the corporate governance and nominating committee may also engage the services of an outside consultant to assist it by conducting searches to identify director candidates, evaluating candidates’ qualifications, handling reference and background checks, and making initial contact with potential candidates. Women and minority candidates are sought as part of the corporate governance and nominating committee’s director identification and recruitment efforts.

     The corporate governance and nominating committee held four meetings during fiscal 2006 and one meeting during the 2005 three-month period.

Executive Committee

     The current members of the executive committee are Mr. Dauten, Mr. Knox, Mr. Steere and Mr. Schoen (Chairman). The executive committee is empowered to take such actions and have such responsibilities as the board of directors may determine from time to time that are not the responsibility of any other committee of the board of directors.

     The executive committee did not meet during fiscal 2006 or the 2005 three-month period.

Director Attendance at Annual Meetings

     Company policy requires that each director attend our annual meeting of stockholders or provide the chairman of the board with advance notice of the reason for not attending. All of our directors attended the 2006 annual meeting of stockholders.

Stockholder Communications

     Stockholders and other securityholders may send correspondence by mail to the full board of directors, to specific board committees, or to individual directors (including correspondence recommending nominees to the board of directors as discussed above under “Corporate Governance and Nominating Committee”). Such correspondence should be addressed to the board of directors, the relevant committee, or to a particular director in care of: Health Management Associates, Inc., 5811 Pelican Bay Boulevard, Suite 500, Naples, Florida 34108-2710, Attention: Corporate Secretary.

     The corporate secretary will promptly forward all stockholder correspondence as appropriate. The corporate secretary is also responsible for identifying correspondence that does not directly relate to matters for which the board of directors is responsible and forwarding such correspondence to the appropriate person(s) within the company, as well as identifying and, if appropriate, responding to inappropriate correspondence.

EXECUTIVE COMPENSATION

COMPENSATION OF NAMED EXECUTIVE OFFICERS AND DIRECTORS

     Throughout this proxy statement, the persons who served as our principal executive officer and principal financial officer during fiscal 2006 and the 2005 three-month period, as well as the other persons included in the Summary Compensation Table on page 28, are referred to as our “named executive officers.”

Compensation Discussion and Analysis

Fundamental Compensation Philosophy and Objectives

     Our fundamental compensation philosophy, as established by our board of directors, is that there should be a substantial and meaningful connection between the compensation of our named executive officers, the quality of health care services delivered by our hospitals, and stockholder value. Under the compensation committee’s direction and supervision, we have developed and implemented compensation policies, plans and programs designed to enhance the quality of health care services delivered by our hospitals and increase stockholder value by closely aligning the financial interests of our named executive officers with those of our stockholders.

     Furthermore, the compensation committee believes that the company’s ability to grow and be successful in the long-term is enhanced by a comprehensive compensation program that includes different types of incentives for attracting, motivating and retaining executives and rewarding outstanding service, including awards that link compensation to applicable performance measures. As such, we seek not only to use cash compensation to compensate our executives competitively, but also heavily rely on annual and long-term incentive compensation to attract and retain highly qualified executives and motivate them to perform to the best of their abilities. In years of outstanding achievement, the compensation committee believes that our named executive officers should be substantially rewarded for their respective contributions to our success through a combination of incentive-based cash and equity-based awards, with a particular emphasis on long-term equity-based awards. We also provide compensation to our named executive officers through retirement benefits, perquisites and other personal benefits.

Role of the Compensation Committee

     The compensation committee is responsible for setting appropriate compensation levels for our named executive officers and designing and implementing compensation programs that further the intent and purpose of our fundamental compensation philosophy and objectives. Our compensation committee is currently comprised of three members of our board of directors, each of whom is independent under the independence standards of the New York Stock Exchange. The duties and responsibilities of the compensation committee are set forth in its charter, as adopted by our board of directors on December 8, 2004. The compensation committee’s charter is available on our website at www.hma-corp.com under the heading “Investor Relations” and the subheading “Corporate Governance.” The current members of the compensation committee are Mr. Dauten, Mr. Knox (chairman) and Mr. Steere. Each member of the compensation committee has direct experience in establishing, reviewing and operating compensation programs for large organizations. The chairman of the compensation committee is responsible for setting the agenda for each committee meeting and for ensuring that meetings are conducted in an efficient manner.

     In the discharge of its duties and responsibilities, the compensation committee held four meetings during fiscal 2006 and two meetings during the 2005 three-month period. In addition to regularly scheduled meetings, members of the compensation committee informally discuss matters pertinent to our compensation practices and plans among themselves, with the committee’s outside consultants, with other members of our board of directors, and with our other advisors. The compensation committee may discuss and make determinations regarding named executive officer compensation at any time during the year. In order to help ensure that it is discharging its duties and responsibilities in an effective and efficient manner, the committee typically conducts an annual performance review of its operation and function. The compensation committee also engages in discussions regarding executive officer team building and succession planning at many of its regularly scheduled meetings.

     In addition to its role in setting appropriate compensation levels for our named executive officers, the compensation committee is charged with the responsibility of setting appropriate compensation for our directors, as discussed on page 40 under the heading “Director Compensation Programs.” The compensation committee believes that compensation levels and programs for our directors must also fall within the company’s fundamental compensation philosophy, and must be designed to attract, retain and motivate highly-qualified directors with diverse and complementary skills.

Utilization of Outside Consultants by the Compensation Committee

     The compensation committee believes that it is beneficial to receive outside advice and assistance to meet its objectives and fulfill its responsibilities. The outside consultants engaged by the compensation committee educate and inform committee members with regard to compensation matters, including the advantages and disadvantages of existing and proposed compensation programs, and keep the committee abreast of current and emerging compensation trends. These consultants also advise the committee with respect to various compensation alternatives, provide the committee with currently available relevant market compensation data, and assist the committee in analyzing such data when making compensation decisions. The compensation committee regularly engages the firm of Towers Perrin, a nationally recognized compensation consulting firm, to act as its compensation consultant. Among other things, Towers Perrin has periodically prepared reports for the committee’s review and, from time to time, has attended and made presentations at compensation committee meetings. Although the compensation committee does not engage Towers Perrin or other consultants to provide written reports or attend committee meetings in accordance with a pre-determined schedule, in practice, every few years, the committee has requested that Towers Perrin prepare a comprehensive compensation analysis for review by the committee. No formal report was prepared by Towers Perrin for the compensation committee’s review during either fiscal 2006 or the 2005 three-month period, and Towers Perrin did not attend any compensation committee meetings during such periods.

Role of Named Executive Officers in Compensation Decisions

     In addition to seeking the advice of outside advisors regarding executive compensation, the compensation committee believes that the input of senior management is an integral part of the process. Our chief executive officer provides the compensation committee with his recommendations regarding the elements of compensation for our other named executive officers. In addition, and in order to appropriately determine the elements of compensation for our chief executive officer, the compensation committee or chairman of the committee also engages in discussions with our chairman of the board regarding the elements of chief executive officer compensation. Our chairman of the board and our chief executive officer also regularly confer with members of the compensation committee regarding the overall performance of our other named executive officers.

     From time to time, our named executive officers attend meetings of or make presentations to the compensation committee in order to assist the committee in discharging its responsibilities. However, at many of its regularly scheduled meetings, the compensation committee meets without any members of management present. Furthermore, since it is responsible for making compensation decisions, the compensation committee uses its discretion in determining whether to accept, reject or modify any adjustments to awards that may be recommended by senior management.

Consideration of Non-Financial Criteria

     When evaluating the performance of our named executive officers and to assist the compensation committee in its determination of performance-based contingent compensation, the committee considers various non-financial performance measures, including the quality of health care services provided, management efficiency, continued accreditation of the company’s health care facilities and recruitment and retention of physicians and nurses. During fiscal 2006 and the 2005 three-month period, the compensation committee also considered, among other things: the commencement of the recapitalization of the company’s balance sheet, which was ultimately completed on March 1, 2007;

Fortune Magazine’s designation of the company as the Most Admired Company in America in the Health Care: Medical Facilities category; the company’s completion of a $400 million underwritten public offering of 6.125% senior notes due 2016; the award of a Gold Seal of Approval to three of the company’s hospitals by the Joint Commission on Accreditation of Healthcare Organizations; the American Nurses Credentialing Center’s Magnet Recognition Program designation for Lake Norman Regional Medical Center, our 105-bed general acute care hospital in Mooresville, North Carolina; the company’s sale of two psychiatric hospitals that no longer fit its strategic criteria; the acquisition of Cleveland Clinic-Naples Hospital, an 83-bed general acute care hospital in Naples, Florida; progress toward completion of the construction of Physicians Regional Medical Center – Collier Boulevard, the first general acute care de novo hospital in the company’s history; and the completion of the company’s first joint venture hospital with a not-for-profit organization.

Use of Benchmarking

     In making compensation decisions, the compensation committee compares each element of aggregate compensation paid to our named executive officers against a peer group of companies that own and operate hospitals and health care facilities. The composition of this peer group is periodically reviewed and updated by the compensation committee, and includes several companies against which the committee believes we compete for management talent and stockholder investment. The core group of companies comprising our peer group during fiscal 2006 and the 2005 three-month period included Community Health Systems, Inc., Lifepoint Hospitals, Inc., HCA, Inc., Tenet Healthcare Corporation, Triad Hospitals, Inc. and Universal Health Services, Inc.

     Consistent with its compensation philosophy and objectives, the compensation committee has historically set annual base salaries for our named executive officers at, or slightly below, what it believes to be the median compensation earned by executive officers at peer group companies. Similarly, the compensation committee has historically set performance-based contingent compensation at levels that it believes are competitive, or above the median, to similar contingent compensation that is earned, or may be earned, by executive officers at peer group companies. Variances from this objective may occur as dictated by the experience level of the individual and market factors. Because of the large variance in size among the companies comprising the peer group, the compensation committee considers adjustments to peer group compensation data to account for the differences in company revenue and market capitalization. Where the compensation committee deems it relevant, this adjusted data serves as the basis for the comparison of our compensation data relative to the peer group.

Use of Equity Ownership Objectives

     The compensation committee believes that it is in the best interests of our stockholders for our executive officers, including the named executive officers, to have a significant equity ownership position in the company in order to more closely align their interests with the interests of our stockholders. In that regard, the compensation committee has established minimum stock ownership objectives that require our executive officers to work towards acquiring and maintaining specific levels of equity ownership interests in our common stock within specified time frames.

     The stock ownership objectives for our named executive officers as established by the compensation committee are shown below, and are based on each named executive officer’s position.

Chief executive officer	Common stock with an aggregate value equal to at least five times his combined annual base salary and annual contingent cash compensation.

Other named executive officers	Common stock with an aggregate value equal to at least four times his combined annual base salary and annual contingent cash compensation.

     The compensation committee closely monitors the progress made by our named executive officers in achieving their stock ownership objectives and, if circumstances warrant, may modify the objectives and/or time frames for one or more of the named executive officers. In the event that a named executive officer does not meet his ownership objectives, this fact will be taken into consideration by the compensation committee when evaluating such executive’s overall performance. In light of the recapitalization of our balance sheet as described on page 25, the compensation committee will be reviewing these stock ownership objectives.

Certain Tax and Accounting Implications

     The Impact of Deductibility of Compensation. Section 162(m) of the Internal Revenue Code, as amended, generally disallows a tax deduction to a public company for compensation in excess of $1 million paid to its chief executive officer or any of the other four most highly compensated named executive officers. However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met.

     While the tax impact of any compensation arrangement is one factor that is considered by the compensation committee when evaluating and setting compensation, such tax impact is also evaluated by the compensation committee in light of the company’s overall compensation philosophy and objectives. The compensation committee believes that circumstances exist where providing compensation that is not fully deductible may be more consistent with its compensation philosophy and objectives and may be in the best interests of the company and its stockholders. The compensation committee’s ability to exercise discretion and to retain flexibility in this regard may, in certain circumstances, outweigh the advantages of qualifying all compensation as deductible under Section 162(m). Accordingly, the compensation committee may award compensation that may not be fully deductible.

     Nonqualified Deferred Compensation. The American Jobs Creation Act of 2004 was signed into law in October 2004 and became effective on January 1, 2005. This legislation changed the tax rules applicable to nonqualified deferred compensation arrangements. We believe we are operating in good faith compliance with the provisions of this act.

     Accounting for Stock-Based Compensation. Effective October 1, 2005, we began accounting for stock-based payments in accordance with the requirements of Statement of Financial Accounting Standards No. 123 (revised), Share-Based Payment. These stock-based payments include awards made under our 1996 Executive Incentive Compensation Plan, our Stock Option Plan for Outside Directors, and our 2006 Outside Director Restricted Stock Award Plan.

Executive Compensation Programs

     Consistent with our fundamental compensation philosophy and objectives, the total compensation package for our named executive officers consists of the following primary components:

  Annual base salary

  Performance-based contingent compensation, consisting of:

t	Annual contingent cash compensation; and

t	Long-term contingent equity compensation

  Perquisites and other personal benefits

  Retirement benefits

Annual Base Salaries

     Base salaries received by our named executive officers during a fiscal year are designed to compensate such officers for the services rendered by them to us during such year. Base salaries are determined by analyzing the scope of each named executive officer’s responsibilities and taking into account competitive market compensation information received by the compensation committee as part of its benchmarking practices. Base salaries have been historically set at levels that the compensation committee believes to be generally at, or slightly below, amounts paid to highly-qualified senior executives at other large companies engaged in businesses similar to ours, as described under “Use of Benchmarking” on page 21. The compensation committee believes that this strategy, when combined with performance-based contingent compensation programs, supports our overall compensation philosophy and objectives.

     The compensation committee generally reviews base salaries every twelve months. Base salaries may be modified based on the compensation committee’s determination, among other things, that an executive’s contribution to the company’s achievement of its goals has changed in a significant way, that an executive’s responsibilities have changed, that an executive’s base salary is below median market levels, or that competitive pay levels have changed. Base salaries paid to our named executive officers during fiscal 2006 and the 2005 three-month period are shown in the “Salary” column of the Summary Compensation Table on page 28.

Performance-Based Contingent Compensation

     Our 1996 Executive Incentive Compensation Plan, refered to in this proxy statement as the EICP, which was approved by our stockholders at the 1996 annual meeting, is a comprehensive executive compensation plan that provides for the grant of stock options, stock appreciation rights, restricted stock, deferred stock and other stock-related awards, as well as other awards that may be settled in cash or other property. All equity awards under the EICP are made at the market price of our common stock at the time of the award. As of December 31, 2006, all of our named executive officers participated in the EICP. Performance-based contingent compensation has been historically set at levels that are competitive with, or slightly above, the median performance-based contingent compensation that is earned, or may be earned, by highly-qualified senior executives at other large companies engaged in businesses similar to ours, as described under “Use of Benchmarking” on page 21.

     Annual Contingent Cash Compensation. In general, annual contingent cash compensation for our named executive officers is intended to reward exemplary financial performance and reflect the compensation committee’s belief that management’s contribution to improving the quality of health care services delivered by our hospitals and increasing stockholder return are related to earnings growth. Annually, the compensation committee approves a profit plan that provides for the payment of contingent cash compensation under our EICP for the upcoming year. After our year-end results are finalized, the compensation committee reviews our performance results and approves the payment of cash awards based on achievement against the approved metrics. All of our executive officers, including our named executive officers, participate in this incentive compensation program.

     Participants in this incentive compensation program are selected and assigned to target award categories by the compensation committee. Under this program, the target cash awards are paid to participants if we achieve 100% of our profit plan. The target cash award for our chief executive officer is an amount equal to 125% of his base salary and the target cash award for each of the other named executive officers is 100% of his base salary.

     If we achieve less than 100% of our profit plan for a given fiscal year, but at least 75% of such profit plan, the company will pay to each participant a discretionary cash award, as determined by the compensation committee. With respect to its exercise of discretion under these circumstances, the compensation committee may consider, among other things, non-financial criteria such as the quality of health care services delivered by our hospitals, management efficiency, accreditation, nursing recruitment and retention, and leadership. The compensation committee also has the discretion to modify the amount received by a particular executive based on such executive’s personal performance or based on exceeding 100% of our profit plan.

     For the combined fiscal 2006 and 2005 three-month period, we achieved between 75% and 100% of our profit plan after exclusion of certain items that the compensation committee deemed to be unusual and/or non-recurring. The committee exercised its authority to authorize discretionary cash awards to Mr. Farnham, Mr. Vollmer and Mr. Lawson based on its consideration of the criteria described above. In addition, as part of his initial compensation package, Mr. Whitman received a $600,000 guaranteed cash award for fiscal 2006. These cash awards are shown in the “Bonus” column of the Summary Compensation Table on page 28.

     Long-Term Contingent Equity Compensation. Currently, long-term incentives are provided through the grant of contingent stock awards and performance-based restricted stock awards. Under the EICP, the compensation committee has the authority to determine the persons to whom contingent and restricted stock awards are granted, the number of shares subject to each grant, and the terms on which the grants are made, including vesting and performance criteria. Through the grant of contingent and restricted stock awards, we provide the named executive officers with the opportunity to build a meaningful equity stake in the company and meet our required stock ownership objectives. We also meet the objectives of retaining their future services and aligning their long-range interests with improving health care services delivered by our hospitals and increasing stockholder return.

     In granting contingent and restricted stock awards to our named executive officers, the compensation committee reviews and considers specific awards for each individual officer, taking into account the respective scope of such officer’s responsibilities, including strategic and operational goals for which such officer is responsible, anticipated performance requirements, and contributions of each executive.

     Contingent Stock Awards. The compensation committee has historically granted contingent stock awards to each of our named executive officers on an annual basis at its first regularly scheduled meeting following the end of the most recently completed fiscal year. The market value of the shares credited to a named executive officer’s contingent stock award account on the grant date has historically equaled 100% of the executive’s annual contingent cash compensation or discretionary cash award as discussed above. Vesting of the shares underlying a contingent stock award is contingent upon continuous service as an employee with the company or one of its subsidiaries for a four-year period or until normal retirement age, beginning on the grant date. No shares are issued or reserved for the named executive officer’s account at the time of grant, but are instead issued on the fourth anniversary of the award grant date, provided the executive is still an employee.

     The compensation committee did not grant any contingent stock awards to the named executive officers during fiscal 2006. The contingent stock awards granted by the compensation committee during the 2005 three-month period are shown in the “All Other Stock Awards: Number of Shares of Stock or Units” column of the Grants of Plan-Based Awards Table on page 31.

     On February 20, 2007, in consideration of fiscal 2006 activity, the compensation committee granted the following contingent stock awards to the named executive officers: Mr. Farnham - 9,954 shares, Mr. Whitman - 28,958 shares (guaranteed as part of his initial compensation package), Mr. Vollmer - 2,365 shares, and Mr. Lawson - 2,365 shares.

     On March 1, 2007, we completed a recapitalization of our balance sheet. As part of the recapitalization, among other things, we paid our stockholders of record on February 27, 2007 a special $10.00 per share cash dividend and made significant modifications to our debt structure. In connection with the recapitalization, we were required to make antidilution adjustments to our outstanding contingent stock awards, including the contingent stock awards discussed above, whereby all outstanding awards were adjusted upward by a factor of 2.0132. For additional information regarding the recapitalization of our balance sheet, see Note 17 (Subsequent Events) to the Consolidated Financial Statements in our annual report on Form 10-K for the year ended December 31, 2006.

     Restricted Stock Awards. In addition to grants of contingent stock awards, we began making performance-based restricted stock awards to our named executive officers in fiscal 2006. We anticipate that these awards will be made periodically by the compensation committee. During fiscal 2006, we granted an aggregate of 315,000 shares of restricted stock to our named executive officers as shown in the “Estimated Future Payouts Under Equity Incentive Plan Awards ” column of the Grants of Plan-Based Awards Table on page 31.

     In addition to requiring continuous service as an employee, the annual vesting of restricted stock awards granted in  fiscal 2006 required the satisfaction of certain conditions that related to corporate objectives regarding pre-tax earnings, return on stockholders’ equity, net operating revenue growth and common stock price. The performance-based objectives were intended to challenge the named executive officers to contribute to outstanding performance consistent with, or in excess of, budgeted financial results.

     At the end of each measurement period, the compensation committee reviews our actual performance against these objectives and determines the number of shares that will vest or be forfeited. Each of the four fiscal 2006 conditions was weighted to represent 25% of the named executive officer’s restricted stock award. That portion of the award represented by each objective vests 25% on December 31 of each of the four years being measured, provided the objective has been met. By way of example, if a named executive officer received a restricted stock award of 100,000 shares during fiscal 2006, a maximum of 25,000 of those shares could vest in 2006. If the company met three of the four objectives in fiscal 2006, a total of 18,750 shares would vest and a total of 6,250 would be forfeited.

     At December 31, 2006, none of the performance or market conditions for fiscal 2006 were satisfied and, therefore, 78,750 shares of restricted stock (representing 25% of the 315,000 shares subject to the awards) were forfeited by our named executive officers and will not carry over to any subsequent vesting period.

     In light of the recapitalization of our balance sheet and to align senior executive officer incentive compensation with the company’s recent and projected financial performance, on March 28, 2007 the compensation committee modified certain restricted stock award performance criteria for outstanding and future awards. Commencing January 1, 2007, the number of performance-based measurement criteria was reduced from four to three, with each such criteria representing one-third of the restricted stock award subject to annual vesting. The three criteria that will be reviewed annually for such vesting purposes are common stock price, net operating revenue, and earnings before interest, income taxes, depreciation and amortization. These modifications were deemed appropriate by the compensation committee in order to set realistic and achievable performance objectives for senior executives.

     Prior to the vesting of any shares of common stock represented by restricted stock awards under the EICP, a plan participant will have all of the other rights of a stockholder with respect to such shares, including the right to receive dividends and the right to vote such shares at any stockholders’ meeting.

     Any dividends paid by us with respect to the common stock represented by unvested restricted stock awards are held by us in a special segregated interest-bearing escrow bank account. If shares of restricted stock are forfeited by a named executive officer, such dividends will be forfeited as well and will be transferred to our general operating account. If the applicable service and performance conditions are met, such dividends will be paid directly to the named executive officer.

     Stock Options. Although stock options may be granted under the EICP, the compensation committee has adopted a general policy to no longer grant stock options to the named executive officers. The compensation committee may make an exception to this general policy when, in the committee’s view, circumstances warrant. The compensation committee made such an exception when Mr. Whitman was hired as our president and chief operating officer, effective January 1, 2006. On February 21, 2006, the committee granted Mr. Whitman an option to purchase 300,000 shares of our common stock at $21.53 per share (the closing market price of our common stock on February 21, 2006) as part of his initial compensation package. The purpose for granting Mr. Whitman this option was to compensate him for the unvested in-the-money options that were granted to him by his previous employer and which Mr. Whitman forfeited when he joined us.

     In connection with the recapitalization of our balance sheet, we were required to make antidilution adjustments pursuant to the terms of our outstanding stock options, including the option we granted to Mr. Whitman discussed above, whereby the number of shares subject to each outstanding option was increased by a factor of 2.0132 and the corresponding exercise price for the shares subject to the option was reduced by the same factor.

     Perquisites and Other Personal Benefits

     We provide our named executive officers with perquisites and other personal benefits that the compensation committee believes are reasonable and consistent with our overall compensation program to better enable us to attract and retain executive officers with superior experience and skills. The compensation committee periodically reviews the perquisites and other benefits that we provide.

     In addition to participating in the programs and plans discussed in this proxy statement, we provide each named executive officer with either an automobile allowance or we lease a vehicle on behalf of the named executive officer. Our named executive officers also participate in a comprehensive health insurance plan that provides for no deductibles or co-payments, and they each receive a monthly allowance for club membership, which ranges from $250 to $400 per month. Use of our corporate aircraft by our named executive officers for personal reasons must be approved by our chief executive officer in advance, and occurs infrequently. We believe that allowing our named executive officers to use our corporate aircraft for personal reasons from time to time allows them to more readily focus on our business.

     The previously mentioned perquisites are taxable to the individual named executive officer. We provide no tax gross-up payments or other compensation to our named executive officers to cover their personal federal or state income tax obligations.

     Retirement Benefits

     Our named executive officers participate in our Supplemental Executive Retirement Plan, which is a deferred compensation plan that is not intended to be tax-qualified. The compensation committee established the Supplemental Executive Retirement Plan in order to provide a retirement benefit to executive officers who provide a minimum number of years of service to us, and thus to provide a meaningful incentive for long-term service by our named executive officers. Our Supplemental Executive Retirement Plan is described below under “Pension Benefits at December 31, 2006” on page 36.

     We also maintain the Health Management Associates, Inc. Retirement Savings Plan, which is a 401(k) plan that provides for both employer and employee contributions. Eligible participants, including our named executive officers, are able to contribute to the Retirement Savings Plan the lesser of 50% of their eligible compensation or the limit prescribed by the Internal Revenue Service. We match 33¹/³% of the first 6% of an employee’s eligible deferred compensation. Amounts contributed by plan participants are fully vested. Amounts contributed by us under the matching program vest 20% per year upon the participant’s completion of two years of credited service (100% vesting after six years of credited service).

COMPENSATION COMMITTEE REPORT2

     The compensation committee, which is comprised entirely of independent directors, has reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement in accordance with Item 402(b) of Regulation S-K, as promulgated by the Securities and Exchange Commission. Based on such review and discussion, the committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee:
Robert A. Knox, Chairman
Kent P. Dauten
William C. Steere, Jr.

____________________

2	The material in this report is not “soliciting material,” is not deemed to be filed with the Securities and Exchange Commission and is not incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filings.

Summary Compensation Table

     The following table shows information regarding the compensation of our chief executive officer and vice chairman (our principal executive officer), our senior vice president and chief financial officer (our principal financial officer) and our next three most highly compensated executive officers for services rendered to us in all capacities for fiscal 2006 and the 2005 three-month period.

								Change in
								Pension
								Value and
							Non-Equity	Nonqualified
					Stock	Option	Incentive Plan	Deferred	All Other
					Awards	Awards	Compensation	Compensation	Compensation
Name and Principal Position	Period	Salary (1)	Bonus (2)		(4)(5)(6)	(4)(6)(7)	(2)	Earnings (8)	(9)	Total
Joseph V. Vumbacco	2006	$800,000	$0		$1,014,291	$692,947	–	$197,399	$216,663	$2,921,300
Chief Executive Officer	10/1/2005-
and Vice Chairman	12/31/2005	200,000	0		189,645	214,194	–	184,277	57,174	845,290
(principal executive
officer) (10)

Robert E. Farnham	2006	330,000	165,000		278,299	220,538	–	45,784	31,745	1,071,366
Senior Vice President	10/1/2005-
and Chief Financial	12/31/2005	82,500	41,250		58,941	67,448	–	43,112	8,383	301,634
Officer (principal
financial officer)

Burke W. Whitman	2006	600,000	600,000	(3)	96,478	431,509	–	1,267,532	20,363	3,015,882
President and Chief	10/1/2005-
Operating Officer (11)	12/31/2005	–	–		–	–	–	–	–	–

Jon P. Vollmer	2006	400,000	40,000		277,796	195,230	–	38,253	33,057	984,336
Executive Vice President	10/1/2005-
- Hospital Operations	12/31/2005	90,000	9,000		51,022	61,068	–	–	9,521	220,611

Peter M. Lawson	2006	400,000	40,000		277,796	195,230	–	31,026	34,766	978,818
Executive Vice President	10/1/2005-
- Hospital Operations	12/31/2005	90,000	9,000		51,022	61,068	–	–	6,285	217,375
 ____________________

(1)	The amounts shown include cash compensation earned and paid, and cash compensation deferred at the election of each named executive officer under our 401(k) plan, the Health Management Associates, Inc. Retirement Savings Plan.

(2)	During the combined fiscal 2006 and 2005 three-month period, we achieved between 75% and 100% of our profit plan after exclusion of certain items that the compensation committee deemed to be unusual and/or non-recurring. In light of such performance and certain other financial and non-financial criteria, the compensation committee granted discretionary cash awards to the named executive officers as set forth in the above table, and the company paid such awards in February 2007. These cash awards are reported in the “Bonus” column in the above table. For more information regarding these cash awards, see “Annual Contingent Cash Compensation” in Compensation Discussion and Analysis on page 24 and footnote (1) to the Grant of Plan-Based Awards Table on page 31.

(3)	Mr. Whitman’s cash award was guaranteed as part of his initial compensation package.

(4)	Restricted stock awards, contingent stock awards, and stock option awards are made under the EICP.

(5)	The dollar values of restricted stock and contingent stock awards shown in this column are equal to the compensation cost recognized during fiscal 2006 and the 2005 three-month period for financial statement purposes in accordance with Statement of Financial Accounting Standards No. 123 (revised), Share-Based Payment, referred to in this proxy statement as SFAS No. 123R, except no estimates for forfeitures have been included. SFAS No. 123R requires that the fair value of all share-based payments to employees, including awards of employee stock options, be measured on their grant date and either recognized as expense in the income statement over the requisite service period or, if appropriate, capitalized and amortized. A discussion of the assumptions used to calculate compensation cost and our SFAS No. 123R transitional adoption methodology are set forth in Note 1(r) (Business and Summary of Significant Accounting Policies) and Note 8 (Stock-Based Compensation) to the Consolidated Financial Statements in our annual report on Form 10-K for the year ended December 31, 2006. At December 31, 2006, none of the performance or market conditions for fiscal 2006 were satisfied with respect to the restricted stock granted to our named executive officers, therefore, 78,750 shares of restricted stock (representing 25% of the total number of shares subject to the awards) were forfeited and will not carry over to any subsequent vesting period.

(6)	Information regarding the shares of restricted stock, contingent stock awards, and stock options granted to our named executive officers in fiscal 2006 and the 2005 three-month period is shown in the Grants of Plan-Based Awards Table on page 31. The Grants of Plan-Based Awards Table also shows the aggregate grant date fair value of the restricted stock, contingent stock awards, and stock options granted during fiscal 2006 and the 2005 three-month period as determined in accordance with SFAS No. 123R.

(7)	The dollar values of stock options shown in this column are equal to the compensation cost recognized during fiscal 2006 and the 2005 three-month period for financial statement purposes in accordance with SFAS No. 123R, except no estimates for forfeitures have been included. A discussion of the assumptions used to calculate the compensation cost and our SFAS No. 123R transitional adoption methodology are set forth in Note 1(r) (Business and Summary of Significant Accounting Policies) and Note 8 (Stock-Based Compensation) to the Consolidated Financial Statements in our annual report on Form 10-K for the year ended December 31, 2006.

(8)	The amounts shown reflect the changes in the actuarial present values under our Supplemental Executive Retirement Plan, referred to in this proxy statement as the Supplemental Plan. Mr. Whitman’s increase during fiscal 2006 was indicative of his initial participation in the plan after he commenced employment with us on January 1, 2006. See “Pension Benefits at December 31, 2006” on page 36 for more information on our Supplemental Plan.

(9)	The amounts shown in this column include amounts paid by us to or on behalf of each named executive officer as an automobile allowance (or a leased vehicle on behalf of the named executive officer), the amount attributable to each named executive officer’s personal use of our corporate aircraft, health and life insurance payments on behalf of each named executive officer and his beneficiaries, company 401(k) matching contributions, club membership allowances and personal tax services paid for by the company. When corporate aircraft is used by a named executive officer for personal reasons, the personal usage included in the table below is based on the aggregate incremental per mile cost to us, determined using the flight mileage flown from origination to destination. The types and costs of the perquisites and other personal benefits provided to our named executive officers during fiscal 2006 and the 2005 three-month period are listed in the following table:

		Joseph V.	Robert E.	Burke W.	Jon P.	Peter M.
	Period	Vumbacco	Farnham	Whitman	Vollmer	Lawson
Automobile	2006	$18,519	$16,971	$12,000	$19,067	$15,910
	10/1/05-12/31/05	4,630	4,243	–	4,767	3,978
Personal Use of Aircraft	2006	173,280	–	1,848	–	–
	10/1/05-12/31/05	47,329	–	–	–	–
Health Insurance	2006	6,940	4,940	993	4,880	9,746
	10/1/05-12/31/05	2,046	2,093	–	3,689	680
Life Insurance	2006	7,524	1,684	2,522	1,710	1,710
	10/1/05-12/31/05	1,386	380	–	315	210
401(k) Matching	2006	4,400	4,400	–	4,400	4,400
Contributions	10/1/05-12/31/05	583	917	–	–	667
Club Membership	2006	4,800	3,000	3,000	3,000	3,000
Allowances	10/1/05-12/31/05	1,200	750	–	750	750
Tax Services	2006	1,200	750	–	–	–
	10/1/05-12/31/05	–	–	–	–	–
____________________

(10)	Mr. Vumbacco is our chief executive officer and vice chairman. He was named our vice chairman effective January 1, 2006.

(11)	Mr. Whitman became our president and chief operating officer effective January 1, 2006.

Grants of Plan-Based Awards

     The following table shows information regarding the grants of annual contingent cash compensation, restricted stock awards, contingent stock awards, and stock options during fiscal 2006 and the 2005 three-month period to our named executive officers.

		Estimated Possible Payouts			Estimated Future Payouts			All Other	All Other Option		Grant Date
		Under Non-Equity			Under Equity Incentive			Stock Awards:	Awards: Number	Exercise or	Fair Value
		Incentive Plan Awards			Plan Awards			Number of	of Securities	Base Price	of Stock
					Threshold	Target	Maximum	Shares of Stock	Underlying	of Option	and Option
Name	Grant Date	Threshold	Target (1)	Maximum	(#)	(#)	(#)	or Units (3)	Options	Awards	Awards (5)
Joseph V. Vumbacco	12/7/2005							18,907			$437,508
	1/30/2006				0	100,000 (2)	100,000				2,077,000
	N/A	–	$1,250,000	–

Robert E. Farnham	12/7/2005							6,482			149,993
	1/30/2006				0	40,000 (2)	40,000				830,800
	N/A	–	412,500	–

Burke W. Whitman	1/30/2006				0	75,000 (2)	75,000	–			1,557,750
	2/21/2006								300,000 (4)	$21.53	2,014,170
	N/A	–	–	–

Jon P. Vollmer	12/7/2005							6,914			159,990
	1/30/2006				0	50,000 (2)	50,000				1,038,500
	N/A	–	490,000	–

Peter M. Lawson	12/7/2005							6,914			159,990
	1/30/2006				0	50,000 (2)	50,000				1,038,500
	N/A	–	490,000	–
____________________

(1)	The amounts shown in this column reflect the combined contingent cash compensation amounts that potentially could have been earned during fiscal 2006 and the 2005 three-month period based upon the achievement of our profit plan under the incentive compensation program of our 1996 Executive Incentive Compensation Plan, or EICP. The amounts of actual cash awards earned in fiscal 2006 and the 2005 three-month period by our named executive officers under the EICP have been determined and were paid in February 2007. For such periods, the compensation committee exercised its discretion to grant cash awards under the incentive compensation program. The amounts paid are included in the “Bonus” column of the Summary Compensation Table on page 28. As the compensation committee determines, in its discretion, the amount of compensation to be paid to each named executive officer in the event that we do not achieve our profit plan or in the event that we exceed our profit plan, we have not indicated threshold or maximum amounts. For more information regarding annual contingent cash compensation under the incentive compensation program of our EICP, see “Annual Contingent Cash Compensation” in Compensation Discussion and Analysis on page 24.

(2)	The amounts shown in these columns reflect the number of shares of restricted stock granted in January 2006 under the EICP. In addition to requiring continuous service as an employee, the annual vesting of restricted stock awards granted during fiscal 2006 required the satisfaction of certain conditions that related to corporate objectives regarding pre-tax earnings, return on stockholders’ equity, net operating revenue growth and common stock price. At December 31, 2006, none of the performance or market conditions for fiscal 2006 were satisfied and, therefore, 78,750 shares of restricted stock reflected in the above table (representing 25% of the total shares subject to the awards) were forfeited by our named executive officers and will not carry over to any subsequent vesting period. Individually, the shares of restricted stock that were forfeited were as follows: Mr. Vumbacco - 25,000; Mr. Farnham - 10,000; Mr. Whitman - 18,750; Mr. Vollmer - 12,500; and Mr. Lawson - 12,500. For more information regarding restricted stock awards, see “Long-Term Contingent Equity Compensation” in Compensation Discussion and Analysis on page 24.

(3)	The amounts shown in this column reflect contingent stock awards granted in December 2005 under the EICP. The market value of the shares credited to a named executive officer’s contingent stock award account on the grant date has historically equaled 100% of the executive’s annual contingent cash compensation or discretionary cash award. Vesting of the shares underlying a contingent stock award is contingent upon continuous service of the named executive officer with us or one of our subsidiaries for a four-year period, beginning on the grant date, or until normal retirement age. No shares are issued or reserved for the named executive officer’s account at the time of grant, but are instead issued on the fourth anniversary of the award grant date, provided the executive is still an employee. In connection with the recapitalization of our balance sheet, we were required to make antidilution adjustments to the contingent stock awards shown in this column whereby such awards were adjusted upward by a factor of 2.0132.

(4)	This option was granted to Mr. Whitman on February 21, 2006 as part of his initial compensation package. Mr. Whitman was granted this option in order to compensate him for the unvested in-the-money options that were granted to him by his previous employer and which Mr. Whitman forfeited when he joined us. The option vests 25% on the first, second, third and fourth anniversaries of the date of grant and expires on February 21, 2016. We were required to make antidilution adjustments to this option in connection with the recapitalization of our balance sheet whereby the shares subject to the option were increased by a factor of 2.0132 and the corresponding exercise price for the shares was reduced by the same factor.

(5)	The dollar values of restricted stock, contingent stock awards, and stock options disclosed in this column are equal to the aggregate grant fair value computed in accordance with SFAS No. 123R, except no estimates for forfeitures were included. A discussion of the assumptions used to calculate the grant date fair values are set forth in Note 1(r) (Business and Summary of Significant Accounting Policies) and Note 8 (Stock-Based Compensation) to the Consolidated Financial Statements in our annual report on Form 10-K for the year ended December 31, 2006.

Annual Base Salaries and Annual Contingent Cash Compensation as a Percent of Total Compensation

     Annual base salaries and annual contingent cash compensation paid to our named executive officers for fiscal 2006 and for the 2005 three-month period are shown in the Summary Compensation Table on page 28.

     For fiscal 2006, the salary and cash awards paid to each of our named executive officers constituted the following percentage of each executive’s total compensation: Mr. Vumbacco - 27.4%; Mr. Farnham - 46.2%; Mr. Whitman - 39.8%; Mr. Vollmer - 44.7%; and Mr. Lawson - 45.0%. For the 2005 three-month period, the salary and cash awards paid to our named executive officers constituted the following percentage of each executive’s total compensation: Mr. Vumbacco - 23.7%; Mr. Farnham - 41.0%; Mr. Vollmer - 44.9%; and Mr. Lawson - 45.5%.

Modifications to Outstanding Equity Awards

     No modifications to any existing equity award were made by us during fiscal 2006 or the 2005 three-month period. In connection with the recapitalization of our balance sheet, however, we made antidilution adjustments to our contingent stock awards and outstanding stock options, as described under “Contingent Stock Awards” on page 24 and “Stock Options” on page 26. Additionally, as described under “Restricted Stock Awards” on page 25, effective January 1, 2007, the compensation committee modified the performance criteria for the named executive officers’ outstanding restricted stock awards.

Employment Agreements

     We do not maintain employment agreements with any of our named executive officers.

Additional Information

     We have provided additional information regarding the compensation we pay to our named executive officers in Compensation Discussion and Analysis beginning on page 18, and encourage you to read the above tables and their footnotes in conjunction with such information.

Outstanding Equity Awards at December 31, 2006

     The following table shows information regarding the number of unexercised stock options, the number of shares and value of unvested contingent stock awards, and the number and value of unvested restricted stock awards as of December 31, 2006. In connection with the recapitalization of our balance sheet, we were required to make antidilution adjustments to the unexercised stock options and unvested contingent stock awards shown in this table. The unvested contingent stock awards and the shares subject to unexercised options were increased by a factor of 2.0132 and the corresponding exercise prices for the shares subject to the unexercised options were reduced by the same factor.

	Option Awards				Stock Awards

							Equity
							Incentive Plan
							Awards:	Equity Incentive
							Number of	Plan Awards:
	Number of	Number of			Number	Market	Unearned	Market or
	Securities	Securities			of Shares	Value of	Shares, Units	Payout Value
	Underlying	Underlying			or Units of	Shares or	or Other	of Unearned
	Unexercised	Unexercised			Stock That	Units of	Rights That	Shares, Units
	Options	Options	Option	Option	Have Not	Stock That	Have Not	or Other Rights
	(#)	(#)	Exercise	Expiration	Vested	Have Not	Vested	That Have Not
Name	Exercisable	Unexercisable	Price	Date	(#)	Vested	(#)	Vested (1)
Joseph V. Vumbacco	250,000	–	$12.13	5/26/2010
	750,000	–	16.60	5/15/2011
	100,000	–	19.95	5/21/2012
	75,000	25,000 (2)	18.56	5/20/2013
	75,000	75,000 (3)	22.77	5/18/2014
					30,905 (5)	$652,405
					36,749 (6)	775,771
					18,907 (7)	399,127
							75,000 (8)	$1,583,250

	Option Awards				Stock Awards

							Equity
							Incentive Plan
							Awards:	Equity Incentive
							Number of	Plan Awards:
	Number of	Number of			Number	Market	Unearned	Market or
	Securities	Securities			of Shares	Value of	Shares, Units	Payout Value
	Underlying	Underlying			or Units of	Shares or	or Other	of Unearned
	Unexercised	Unexercised			Stock That	Units of	Rights That	Shares, Units
	Options	Options	Option	Option	Have Not	Stock That	Have Not	or Other Rights
	(#)	(#)	Exercise	Expiration	Vested	Have Not	Vested	That Have Not
Name	Exercisable	Unexercisable	Price	Date	(#)	Vested	(#)	Vested (1)

Robert E. Farnham	37,500	–	$21.63	5/19/2008
	15,000	–	12.13	5/26/2010
	100,000	–	16.60	5/15/2011
	30,000	–	19.95	5/21/2012
	22,500	7,500 (2)	18.56	5/20/2013
	25,000	25,000 (3)	22.77	5/18/2014
					9,890 (5)	$208,778
					12,413 (6)	262,038
					6,482 (7)	136,835
							30,000 (8)	$633,300

Burke W. Whitman	–	300,000 (4)	$21.53	2/21/2016	–	–
							56,250 (8)	1,187,438

Jon P. Vollmer	60,000	–	$21.63	5/19/2008
	95,000	–	16.60	5/15/2011
	30,000	–	19.95	5/21/2012
	22,500	7,500 (2)	18.56	5/20/2013
	20,000	20,000 (3)	22.77	5/18/2014
					10,508 (5)	221,824
					13,175 (6)	278,124
					6,914 (7)	145,955
							37,500 (8)	791,625

Peter M. Lawson	45,000	–	$21.63	5/19/2008
	25,000	–	16.60	5/15/2011
	15,000	–	19.95	5/21/2012
	15,000	7,500 (2)	18.56	5/20/2013
	20,000	20,000 (3)	22.77	5/18/2004
					10,508 (5)	221,824
					13,175 (6)	278,124
					6,914 (7)	145,955
							37,500 (8)	791,625
____________________

(1)	The amounts shown in this column equal the number of shares of restricted stock indicated multiplied by the closing price of our common stock ($21.11) on December 29, 2006 (the last business day of fiscal 2006). The amounts assume the maximum number of shares of restricted stock will vest based upon the achievement of specified performance goals. The amounts indicated are not necessarily indicative of the amounts that may be realized by the named executive officers.

(2)	This option vests on May 20, 2007.

(3)	This option vests in two equal installments on May 18, 2007 and May 18, 2008.

(4)	This option vests in four equal installments on February 21, 2007, February 21, 2008, February 21, 2009 and February 21, 2010.

(5)	Assuming continuous service as an employee with the company or one of its subsidiaries or until normal retirement age, this contingent stock award will vest on December 3, 2007.

(6)	Assuming continuous service as an employee with the company or one of its subsidiaries or until normal retirement age, this contingent stock award will vest on December 8, 2008.

(7)	Assuming continuous service as an employee with the company or one of its subsidiaries or until normal retirement age, this contingent stock award will vest on December 7, 2009.

(8)	Assuming continuous service as an employee with the company or one of its subsidiaries or until normal retirement age and the achievement of specified performance goals, this restricted stock award granted in fiscal 2006 will vest in equal installments on December 31, 2007, December 31, 2008 and December 31, 2009.

Option Exercises and Stock Vested

     The following table shows information regarding the number and value realized of stock options exercised and stock awards that vested during fiscal 2006 and the 2005 three-month period for each of our named executive officers.

		Option Awards		Stock Awards
		Number		Number	Value
		of Shares	Value	of Shares	Realized
		Acquired	Realized on	Acquired on	on Vesting
Name	Period	on Exercise	Exercise (1)	Vesting	(2)
Joseph V. Vumbacco	2006	–	–	39,788	$814,062
	10/1/05-12/31/05	865,000	$9,224,388	36,404	858,406

Robert E. Farnham	2006	–	–	12,202	249,653
	10/1/05-12/31/05	48,875	575,418	9,031	212,951

Burke W. Whitman	2006	–	–	–	–
	10/1/05-12/31/05	–	–	–	–

Jon P. Vollmer	2006	–	–	6,631	135,670
	10/1/05-12/31/05	–	–	4,799	113,160

Peter M. Lawson	2006	–	–	6,631	135,670
	10/1/05-12/31/05	–	–	4,799	113,160
____________________

(1)	The value realized on the exercise of stock options is based on the difference between the exercise price and the market price of our common stock on the date of exercise, multiplied by the number of shares acquired.

(2)	The value realized on the vesting of stock awards is based on the closing price of our common stock on the vesting date multiplied by the number of shares acquired.

Pension Benefits at December 31, 2006

     The following table shows information as of December 31, 2006 regarding retirement benefits and payments made to each of our named executive officers.

		Number	Present	Payments
		of Years	Value of	During
		Credited	Accumulated	Last Fiscal
Name	Plan Name	Service (#)	Benefit	Year
Joseph V. Vumbacco	Supplemental Executive	11	$3,340,515	$ –
	Retirement Plan

Robert E. Farnham	Supplemental Executive	21	812,641	–
	Retirement Plan

Burke W. Whitman	Supplemental Executive	1	1,267,532	–
	Retirement Plan

Jon P. Vollmer	Supplemental Executive	15	683,139	–
	Retirement Plan

Peter M. Lawson	Supplemental Executive	9	574,869	–
	Retirement Plan

     The Supplemental Plan is a deferred compensation plan for executive officers that is not intended to be tax-qualified. The compensation committee established the Supplemental Plan in order provide a retirement benefit to senior executives who provide a minimum number of years of service to our company. Historically, the retirement benefit each participant is eligible to receive under the Supplemental Plan is determined by the compensation committee in consultation with the chairman of the board and is based upon the titles and responsibilities of the participant. The benefit payable under the Supplemental Plan may be changed periodically by the compensation committee to reflect a change in an executive’s title, responsibilities and accomplishments. The annual payment to each of our named executive officers, upon each named executive officer reaching age 62 and assuming he qualifies for payments under the Supplemental Plan at such time, is estimated to be as follows: Mr. Vumbacco - $275,000; Mr. Farnham - $121,000; Mr. Whitman - $200,000; Mr. Vollmer - $121,000, and Mr. Lawson - $121,000.

     To qualify for benefits under the Supplemental Plan, a participant must continue as an employee until age 62 (normal retirement age), must be an employee for at least five years after commencing participation, and must not compete with us while participating in the Supplemental Plan. The retirement benefit each participant receives is paid monthly for the longer of ten years or the participant’s life. In the event a participant dies after qualifying for retirement benefits under the Supplemental Plan but before all retirement benefits are paid, the remaining benefits payable will be paid to the participant’s designated beneficiary or legal representative. Life insurance contracts have been purchased by us to provide a portion of the benefits under the Supplemental Plan. Such contracts may be held by, or made payable to, a trust established for the purpose of supporting our non-qualified benefit obligations to our employees, known as a “rabbi trust,” established in connection with the Supplemental Plan. With respect to participants who have met the above qualifications, a rabbi trust can also be established to hold our contributions.

     Generally, no benefit is paid under the Supplemental Plan if employment is terminated before a participant reaches his normal retirement date, regardless of the reason. However, benefits are payable if a participant’s employment is terminated following a change of ownership of the company as described under “Potential Payments Upon Termination or Change in Control” below.

     In addition, no retirement benefit payments will be payable to a named executive officer or his beneficiary under the Supplemental Plan if the named executive officer engages in “competitive activities” without the prior written consent of our board of directors. Competitive activities under the Supplemental Plan include (1) directly or indirectly engaging in a business similar to the business of the company, whether as an employee, independent contractor, consultant or otherwise, and/or (2) owning, managing, operating, controlling, being employed by or having a financial interest in, or being connected in any manner with, the ownership, management, operation, or conduct of any such similar business. Mere ownership (directly, indirectly or beneficially) of the stock of a publicly traded corporation representing less than five percent of such corporation’s outstanding stock is not considered a competitive activity under the Supplemental Plan.

     We worked with an independent third party actuary to develop a model designed to determine the present value of the accumulated benefit shown in the above table. The model developed by such actuary uses as its primary assumptions a 5.75% discount rate and the RP 2000 Employee No Collar Male Mortality Table projected to 2005.

Potential Payments Upon Termination or Change in Control

     General. We do not maintain employment agreements with any of our named executive officers and do not have a formal severance policy that provides for payments or benefits to a named executive officer in the event of a termination of employment, other than with respect to a change of ownership, as described below. Our compensation committee has the discretion to determine the amount, if any, of severance payments and benefits that will be offered to a named executive officer in the event of a termination of employment.

     The following plans provide for payments to each of our named executive officers in the event of a change of ownership of the company.

     Supplemental Plan. Our named executive officers are eligible to receive payments under the Supplemental Plan, if certain criteria are met upon retirement, as described under “Pension Benefits at December 31, 2006” on page 36, or if their employment is terminated following a change in ownership of the company.

     A change of ownership of the company is generally defined under the Supplemental Plan as the (1) acquisition, whether directly, indirectly, beneficially or of record, by any person or entity (including any group of associated persons acting in concert), of our common stock which, after such acquisition, results in such person or entity owning 25% or more of our common stock, or (2) a change in the ownership of more than 33% of the value of our assets, excluding the value of any liabilities underlying such assets. A change in ownership is not deemed to occur if such acquisition is by us, any employee benefit plan of ours within the meaning of the Employee Retirement Income Security Act of 1974, as amended, or any person who was a stockholder of HMA Holding Corp. when the Supplemental Plan was adopted in 1993.

     Upon a change of ownership, a rabbi trust must be established for each participant who has not begun to receive benefit payments under the Supplemental Plan and who has not reached age 62. Such rabbi trust is required to be funded with the actuarial equivalent of a participant’s retirement benefit under the Supplemental Plan, which benefit is required to be paid to the participant from the trust in a lump sum as soon as practicable after the termination of the participant’s employment for any reason. If a change of ownership occurs after a participant has already begun to receive benefit payments under the Supplemental Plan, the actuarial equivalent of the remaining benefits must be paid directly to the participant in a lump sum.

     In the event of a change in ownership, we must also compensate each participant in the Supplemental Plan, on an after tax basis, for (1) Medicare and FICA taxes, (2) the increase in the effective rate of federal and state income taxes resulting from such lump sum payment, and (3) any excise taxes resulting from the lump sum actuarial payment, such amounts being referred to below as the “tax gross up amount.” For participants in the Supplemental Plan who have reached age 62, we are required to make such tax gross up payments directly to the participant. For participants who have not yet reached age 62, we are required to make an additional deposit to the rabbi trust described above in an amount equal to the amount of the tax gross up amount payment, based on the tax rates in effect for the participant on the date of such deposit. At the time a participant in the Supplemental Plan receives a distribution from the rabbi trust, if the amount held in the trust for such participant is insufficient to make the actual tax payments designed to be covered by the tax gross up amount, we are required to make up the difference. Similarly, any funds held in the rabbi trust in excess of the amounts necessary to make the required tax gross up amount payments to a participant will be returned to us.

     EICP. Under the EICP, which is discussed under “Performance-Based Contingent Compensation” on page 23, if a change of control occurs, the following will apply to awards made under the EICP:

  All stock options that were not previously exercisable and vested shall become fully exercisable and vested as of the time of the change of control and shall remain exercisable for the balance of their stated terms without regard to any termination of employment.

  Stock option holders shall be entitled to elect, during the 60 day period immediately following a change of control, in lieu of acquiring the shares of stock underlying such options, to receive in cash the excess of the change in control price (such price being the higher of (1) the amount of cash and fair market value of property that is the highest price per share paid in any transaction triggering the change of control, or (2) the highest fair market value per share at any time during the 60 day period preceding and following the change of control) over the exercise price of the option, multiplied by the number of shares of common stock subject to the option.

  All restrictions, deferral of settlement and forfeiture conditions applicable to any restricted stock awards and contingent stock awards shall lapse and such awards shall be deemed fully vested as of the time of the change of control.

  All performance goals and conditions will be deemed to be met if and to the extent provided by the compensation committee in the award agreement relating to such award.

     A change of control is deemed to occur under the EICP upon:

  The acquisition by any person or entity of beneficial ownership of 25% or more of our outstanding common stock;

  The approval by our stockholders (and, if applicable, the obtaining of the consent of any governmental agency) of a reorganization, merger, consolidation, complete liquidation or dissolution of the company or sale of all or substantially all of the company’s assets, other than a transaction with a person who is a recipient of an award under the plan or an entity controlled by such person; or

  In general, a change in the composition of our board of directors such that the individuals who made up the board of directors prior to the change of control transaction cease for any reason to be a majority of the board of directors.

     A change of control will not be deemed to occur under the EICP upon (1) consummation of a transaction with any entity that immediately prior to the transaction was a subsidiary of ours or an employee benefit plan of ours, if immediately following the transaction the surviving entity is controlled by such employee benefit plan and/or the persons who controlled the company immediately prior to such transaction, as the case may be, and (2) consummation of any transaction pursuant to which more than 50% of the company’s shares of common stock remain owned by substantially the same persons and in substantially the same proportions as existed prior to the transaction.

     Change of Control Payments. Assuming an event constituting a change of ownership under the Supplemental Plan and a change of control under the EICP occurred as of December 31, 2006 and resulted in the termination of the employment of the named executive officers, they would have been entitled to receive the following payments:

	EICP - Accelerated Vesting of
	Equity Value			Supplemental Plan
				Actuarial	Tax
	Contingent	Restricted	Stock	Retirement	Gross-Up
Named Executive Officer	Stock(1)	Stock(1)	Options(2)	Benefits(3)	Payments(4)	Total
Joseph V. Vumbacco	$1,827,303	$1,583,250	$65,500	$3,749,957	$85,562	$7,311,572
Robert E. Farnham	607,651	633,300	19,650	1,034,338	23,600	2,318,539
Burke W. Whitman	–	1,187,438	–	1,633,721	37,276	2,858,435
Jon P. Vollmer	645,903	791,625	19,650	902,897	20,601	2,380,676
Peter M. Lawson	645,903	791,625	19,650	788,975	18,002	2,264,155
____________________

(1)	Calculated by multiplying the closing price of our common stock on December 29, 2006, the last business day of fiscal 2006, by the applicable number of unvested shares subject to the award.

(2)	Calculated by subtracting the exercise price of all applicable in-the-money options from the closing price of our common stock on December 28, 2006 ($21.18), that being the highest closing price in the 60 day period prior to December 31, 2006, and multiplying the resulting amount by the applicable number of shares underlying such options.

(3)	The actuarial retirement benefit was calculated using a 4.43% discount rate, which represented the annual rate of interest on ten year U.S. Treasury securities on December 1, 2006, as required by the Supplemental Plan upon a change of ownership. The other actuarial assumptions used to derive the pension benefits described under “Pension Benefits at December 31, 2006” on page 36 remained the same.

(4)	For purposes of the change in control schedule, we assumed that each of our named executive officers is already in the highest federal income tax bracket (i.e., 35%) and has paid the maximum annual FICA tax required for the year ended December 31, 2006. We further assumed that no state income taxes would result from the change in control payments attributable to the Supplemental Plan, primarily because state income taxes are generally not assessed on individuals domiciled in Florida. Lastly, no excise taxes were projected for lump sum payments.

Director Compensation Programs

     Attracting and retaining highly qualified directors is fundamental to our ability to continue to improve the quality of the health care services delivered by our hospitals and our ability to increase stockholder value. The compensation paid to our independent directors for service on the board of directors and board committees is determined by the compensation committee. Generally, the compensation committee sets director compensation at a level that is intended to provide an incentive for current directors to continue in their roles and for new directors to join our board. The compensation committee utilizes the compensation consulting firm Towers Perrin to provide it with information regarding compensation paid by similarly situated companies to their directors, as well as insight regarding director compensation trends. Our director compensation program consists of both cash and equity components. We also reimburse all of our directors for reasonable expenses incurred in connection with their attendance at board and committee meetings.

     Only our independent directors receive the compensation described below under “Cash Compensation” and “Stock Compensation.” Mr. Schoen, our non-employed chairman of the board, and Mr. Vumbacco, our chief executive officer and vice chairman, are not independent under applicable New York Stock Exchange and Securities and Exchange Commission rules.

Cash Compensation

     Each of our independent directors is paid $10,000 per quarter for his or her service as a director. The chairman of each of our audit committee, compensation committee, and corporate governance and nominating committee also receives an additional $5,000 annually.

     In addition, each independent director receives $5,000 for each board meeting attended, and each respective committee member receives the following fees: $5,000 for each executive committee meeting attended; $3,000 for each audit committee meeting attended; $1,500 for each corporate governance and nominating committee meeting attended; and $1,500 for each compensation committee meeting attended.

Stock Compensation

     2006 Outside Director Restricted Stock Award Plan. Each of our independent directors receives an automatic annual restricted stock award of 3,500 shares under our 2006 Outside Director Restricted Stock Award Plan, referred to in this proxy statement as the 2006 Plan, effective as of January 1 of each year. The shares of common stock underlying the restricted stock awards granted under the 2006 Plan vest in equal installments over four years (assuming continuous service on the board). In the event of the death of a plan participant prior to the complete vesting of an award, the unvested portion of an award vests in accordance with its terms, only with respect to that portion of an award that would otherwise vest at the conclusion of the grant year in which the death of a plan participant occurs. In the event a plan participant is no longer an outside director, only the unvested portion of an award that would otherwise vest at the conclusion of the grant year in which the participant ceases to be an outside director will vest. All other portions of an award, as of the date of the plan participant’s death or the date upon which the plan participant is no longer an outside director, will be forfeited.

     Prior to the vesting of any shares of common stock represented by restricted stock awards under the 2006 Plan, a plan participant will have all of the other rights of a stockholder with respect to such shares, including the right to receive dividends and the right to vote such shares at any stockholders’ meeting.

     Any dividends paid by us with respect to the common stock represented by unvested restricted stock awards are held by us in a special segregated interest-bearing escrow bank account. If shares of restricted stock are forfeited by a plan participant, such dividends will be forfeited as well and will be transferred to our general operating account. If the applicable service conditions are met, such dividends will be paid directly to the plan participant.

     If our board of directors so determines, in its discretion, we may make a cash payment to a plan participant in connection with (1) the grant of restricted stock awards pursuant to the 2006 Plan, (2) the vesting or lapsing of restrictions applicable to a restricted stock award under the 2006 Plan, or (3) the payment by a plan participant of any taxes related thereto. No such payments were made by us in fiscal 2006.

     In January 2007, each of our independent directors received the automatic annual restricted stock award of 3,500 shares under the 2006 Plan.

     Stock Option Plan for Outside Directors. Prior to the adoption of the 2006 Plan by our stockholders at the 2006 annual meeting, we provided equity compensation to our directors in the form of stock options under our Stock Option Plan for Outside Directors. During fiscal 2006 and the 2005 three-month period, no options were granted under this plan and substantially all of the available shares under this plan have previously been granted.

     Pursuant to its terms, no adjustments were made to outstanding options issued under the Stock Option Plan for Outside Directors in connection with the recapitalization of our balance sheet.

Stock Ownership Guidelines

     We believe that it is in the best interests of our stockholders for our independent directors to have a significant equity ownership position in the company in order to more closely align their interests with the interests of our stockholders. In that regard, on May 23, 2006, the corporate governance and nominating committee established the following ownership objectives for each independent director:

Ownership Objective	Common stock or equivalents with an aggregate value equal to at least five times the annual retainer.

Target Dates	Within a five-year period of joining the board of directors, and by May 23, 2011 for those independent directors serving on the board at May 23, 2006.

     The corporate governance and nominating committee monitors the progress made by our independent directors in achieving their stock ownership objectives.

Director Summary Compensation Table

     The following table shows information regarding the compensation of our directors for fiscal 2006 and the 2005 three-month period.

		Fees
		Earned
		or Paid	Stock		Option		All Other
Name	Period	in Cash	Awards (3)		Awards (4)		Compensation		Total
Kent P. Dauten	2006	$121,000	$19,341	(5)	$38,361	(5)	$–		$178,702
	10/1/05-12/31/05	30,500	–		11,645		–		42,145

Donald E. Kiernan	2006	115,000	19,341	(6)	38,361	(6)	–		172,702
	10/1/05-12/31/05	27,500	–		11,645		–		39,145

Robert A. Knox	2006	87,000	19,341	(7)	38,361	(7)	–		144,702
	10/1/05-12/31/05	24,500	–		11,645		–		36,145

William E. Mayberry, M.D.	2006	104,000	19,341	(8)	38,361	(8)	–		161,702
	10/1/05-12/31/05	21,000	–		11,645		–		32,645

Vicki A. O’Meara	2006	76,000	19,341	(9)	–		–		95,341
	10/1/05-12/31/05	5,000	–		–		–		5,000

William J. Schoen (1)	2006	–	–		–		1,456,610	(1)	1,456,610
	10/1/05-12/31/05	–	–		–		358,562	(1)	358,562

William C. Steere, Jr.	2006	71,000	19,341	(10)	33,424	(10)	–		123,765
	10/1/05-12/31/05	18,000	–		8,425		–		26,425

Joseph V. Vumbacco (2)	2006	–	–		–		–		–
	10/1/05-12/31/05	–	–		–		–		–

Randolph W. Westerfield, Ph.D.	2006	104,000	19,341	(11)	38,361	(11)	–		161,702
	10/1/05-12/31/05	21,000	–		11,645		–		32,645

(1)	Mr. Schoen is not an independent director under applicable New York Stock Exchange and Securities and Exchange Commission rules and, therefore, he does not receive the compensation described under “Cash Compensation” or “Stock Compensation” on page 40.

We have an arrangement with Mr. Schoen pursuant to which he served as our non-employed chairman of the board for a one-year term from January 1, 2006 to December 31, 2006. Mr. Schoen is serving an additional one-year term as our non-employed chairman of the board through December 31, 2007. As our non-employed chairman of the board, Mr. Schoen’s duties and responsibilities include, among other things, review of our business plans, budgets, business strategies, financial statements and other financial information. Mr. Schoen also periodically reviews our commercial and investment banking relationships, and he consults with us with respect to any contemplated capital markets transactions. Mr. Schoen receives $300,000 from us annually for his services in such capacity, which is included in the “All Other Compensation” column.

Mr. Schoen previously provided services to us under an employment agreement dated January 2, 2001. Certain terms of such agreement continue to be in effect, including a provision whereby Mr. Schoen is entitled to lifetime use of our corporate aircraft for personal and business related travel. Mr. Schoen’s personal use of our corporate aircraft during fiscal 2006 and the 2005 three-month period was $122,037 and $24,603, respectively, and was calculated using the same methodology as described in footnote (9) to the Summary Compensation Table on page 30. The terms of this agreement were most recently amended, effective February 6, 2007, to provide Mr. Schoen and his spouse with either lifetime health care coverage in accordance with the terms of our health plans applicable to executive officers or Medicare supplement insurance that provides benefits equivalent to those available under our health plans. As our chairman of the board, Mr. Schoen receives the same perquisites as we provide to our named executive officers. In addition to personal use of our corporate aircraft, during each of fiscal 2006 and the 2005 three-month period, respectively, Mr. Schoen’s perquisites included $19,950 and $4,988 for automobile lease expenses, health insurance payments of $5,023 and $1,571, and a club membership allowance of $9,600 and $2,400.

Mr. Schoen is also presently receiving a $1,000,000 annual payment pursuant to the Supplemental Plan, which he is entitled to receive during his lifetime. In the event Mr. Schoen’s spouse survives him, she will continue to receive the same annual retirement amount for her life, but in no event for more than ten years after Mr. Schoen’s death. At December 31, 2006, the present value of the remaining benefit payable (using the actuarial assumptions described on page 37) is $11,457,210. For more information regarding the Supplemental Plan and this calculation, see “Pension Benefits at December 31, 2006” on page 36.

As of December 31, 2006, Mr. Schoen’s aggregate number of outstanding stock option awards was 2,246,200. Because these options were granted under the EICP, we were required to make antidilution adjustments to unexercised options in connection with the recapitalization of our balance sheet whereby the shares subject to the options were increased by a factor of 2.0132 and the corresponding exercise prices for the shares were reduced by the same factor.

(2)	Mr. Vumbacco is not an independent director under applicable New York Stock Exchange and Securities and Exchange Commission rules and, therefore, he does not receive the compensation described under “Cash Compensation” or “Stock Compensation” on page 40. All compensation paid to Mr. Vumbacco is shown in the Summary Compensation Table on page 28.

(3)	Each independent director was granted 3,500 shares of restricted stock during fiscal 2006 under our 2006 Outside Director Restricted Stock Award Plan. The grant date fair value computed in accordance with SFAS No. 123R for each such award was $76,895. The dollar values of the restricted stock awards shown in this column were calculated in accordance with SFAS No. 123R on the same basis as disclosed in footnote (5) to the Summary Compensation Table on page 29.

(4)	These stock option awards were granted under our Stock Option Plan for Outside Directors. The dollar values of the stock options shown in this column were calculated in accordance with SFAS No. 123R on the same basis as disclosed in footnote (7) to the Summary Compensation Table on page 29.

(5)	As of December 31, 2006, Mr. Dauten’s aggregate number of outstanding restricted stock awards and stock option awards were 3,500 and 17,500, respectively.

(6)	As of December 31, 2006, Mr. Kiernan’s aggregate number of outstanding restricted stock awards and stock option awards were 3,500 and 20,000, respectively.

(7)	As of December 31, 2006, Mr. Knox’s aggregate number of outstanding restricted stock awards and stock option awards were 3,500 and 41,813, respectively.

(8)	As of December 31, 2006, Dr. Mayberry’s aggregate number of outstanding restricted stock awards and stock option awards were 3,500 and 22,250, respectively.

(9)	As of December 31, 2006, the number of Ms. O’Meara’s outstanding restricted stock awards was 3,500.

(10)	As of December 31, 2006, Mr. Steere’s aggregate number of outstanding restricted stock awards and stock option awards were 3,500 and 15,000, respectively.

(11)	As of December 31, 2006, Dr. Westerfield’s aggregate number of outstanding restricted stock awards and stock option awards were 3,500 and 30,625, respectively.

Compensation Committee Interlocks and Insider Participation

     During fiscal 2006 and the 2005 three-month period, no member of the compensation committee: (1) was an officer or employee of ours or any of our subsidiaries; (2) was formerly an officer of ours or any of our subsidiaries; or (3) had any relationship requiring disclosure in this proxy statement pursuant to Securities and Exchange Commission rules. In addition, no executive officer served: (1) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our compensation committee; (2) as a director of another entity, one of whose executive officers served on our compensation committee; or (3) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our board of directors.

CERTAIN TRANSACTIONS

     Pursuant to a registration agreement dated as of September 2, 1988, William J. Schoen, the chairman of the board, and Robert A. Knox, a director, have certain demand and “piggyback” registration rights, at the company’s expense, with respect to registration under the Securities Act of 1933, as amended, of all of their shares of the company’s common stock. Pursuant to such rights, under certain circumstances, the company is required to file a registration statement on their behalf or include their shares in a registration statement that the company files with the Securities and Exchange Commission.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     During fiscal 2006 and the 2005 three-month period, all of our directors and executive officers complied in a timely manner with the filing requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended. In making this statement, we have relied solely on the written representations of our directors and executive officers, and copies of the reports that they have filed with the Securities and Exchange Commission.

STOCKHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

Proposals Submitted for Inclusion in Our Proxy Materials

     We will include in our proxy materials for the 2008 annual meeting of stockholders any stockholder proposals that comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended. Among other things, Rule 14a-8 requires that we receive such proposals no later than 120 days prior to the one-year anniversary of this proxy statement. Thus, for the 2008 annual meeting of stockholders, we must receive stockholder proposals submitted for inclusion in our proxy materials no later than December 15, 2007. We will not include in our proxy materials stockholder proposals received after this date. Stockholder proposals submitted for inclusion in our proxy materials should be mailed to the following address: Health Management Associates, Inc., 5811 Pelican Bay Boulevard, Suite 500, Naples, Florida 34108-2710, Attention: Corporate Secretary.

Proposals Not Submitted for Inclusion in Our Proxy Materials

     Stockholder proposals that are not submitted for inclusion in our proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, as described above, may be brought before the 2008 annual meeting of stockholders if we receive such proposals no later than 45 days prior to the one-year anniversary of this proxy statement. Thus, for the 2008 annual meeting of stockholders, we must receive stockholder proposals that are not submitted for inclusion in our proxy materials no later than February 28, 2008. We will not permit stockholder proposals that do not comply with the foregoing notice requirement to be brought before the 2008 annual meeting of stockholders. Stockholder proposals that are not submitted for inclusion in our proxy statement should be mailed to the following address: Health Management Associates, Inc., 5811 Pelican Bay Boulevard, Suite 500, Naples, Florida 34108-2710, Attention: Corporate Secretary.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

     In order to curtail waste and reduce costs and in accordance with Securities and Exchange Commission rules, we deliver only one proxy statement and annual report to multiple stockholders sharing an address, unless we receive contrary instructions from one or more of such stockholders. Notwithstanding the foregoing, we will deliver promptly, upon written or oral request to Broadridge Householding Department at the telephone number and address noted below, a separate copy of our proxy statement and annual report to each stockholder at a shared address to which a single copy of the documents are delivered. Stockholders who wish to receive a separate copy of our proxy statement and annual report in the future should contact Broadridge’s Householding Department, either by calling toll free at (800) 542-1061, or by writing to Broadridge, Attn: Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Finally, stockholders sharing an address who currently receive multiple copies of proxy statements and annual reports, but who wish to receive only a single copy of such materials, can request that only a single copy be provided by contacting Broadridge’s Householding Department at the same number or address.

OTHER MATTERS

     As of the date of this proxy statement, the board of directors does not know of any other matters that may be presented for action at the annual meeting. Should any other matters come before the annual meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matters in accordance with their judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Timothy R. Parry
Corporate Secretary

April 13, 2007

HEALTH MANAGEMENT ASSOCIATES, INC. 5811 PELICAN BAY BLVD. SUITE 500 NAPLES, FLORIDA 34108-2710
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Health Management Associates, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Health Management Associates, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	HMAI01	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
HEALTH MANAGEMENT ASSOCIATES, INC.

1.	Election of Directors Nominees:
	Nominees:

	01)	William J. Schoen	06)	William E. Mayberry, M.D.
	02)	Joseph V. Vumbacco	07)	Vicki A. O'Meara
	03)	Kent P. Dauten	08)	William C. Steere, Jr.
	04)	Donald E. Kiernan	09)	Randolph W. Westerfield, Ph.D.
	05)	Robert A. Knox

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

☐	☐	☐

		For	Against	Abstain

2.	To ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2007.	☐	☐	☐

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please date and sign name exactly as it appears hereon. Executors, administrators, trustees, etc. should so indicate when signing. If the stockholder is a corporation, the full corporate name should be inserted and the proxy signed by an officer of the corporation indicating his/her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ADMISSION TICKET

2007 Annual Meeting of Stockholders

Tuesday, May 15, 2007 at 1:30 p.m. at

     Ritz-Carlton Golf Resort Naples
2600 Tiburón Drive, Naples, Florida 34109

Please present this admission ticket to gain admittance to the meeting. This ticket admits only the stockholder(s) listed on the reverse side or his or her designated proxy and is not transferable. Each stockholder may be asked to present valid picture identification, such as a driver’s license. Cameras, recording devices, and other electronic devices will not be permitted at the meeting.

Thank you for your proxy submission.

▼ FOLD AND DETACH HERE ▼	▼ FOLD AND DETACH HERE ▼

PROXY

HEALTH MANAGEMENT ASSOCIATES, INC.

2007 Annual Meeting of Stockholders

     The undersigned hereby appoints WILLIAM J. SCHOEN and TIMOTHY R. PARRY, or either of them, proxies for the undersigned, with full power of substitution, to vote all shares of the Common Stock of HEALTH MANAGEMENT ASSOCIATES, INC. (the "Company") owned by the undersigned at the Annual Meeting of Stockholders to be held at the Ritz-Carlton Golf Resort Naples, 2600 Tiburón Drive, Naples, Florida 34109, on Tuesday, May 15, 2007 at 1:30 p.m., local time, and any adjournment thereof.

     This proxy is solicited on behalf of the Board of Directors of the Company. This proxy will be voted as specified by the undersigned. This proxy revokes any prior proxy given by the undersigned. Unless authority to vote for one or more of the nominees is specifically withheld according to the instructions, a signed proxy will be voted FOR the election of the nine named nominees for director and FOR the ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2007. The undersigned acknowledges receipt with this proxy of a copy of the Notice of Annual Meeting and Proxy Statement dated April 13, 2007, describing more fully the proposals set forth herein.

(continued and to be signed on the reverse side)